SCHEDULE 14A

(RULE 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[X] Preliminary Proxy Statement	[_] Confidential, For Use of the Commission Only (As Permitted by Rule 14a-6(e)(2))

[ ]	Definitive Proxy Statement

[_]	Definitive Additional Materials

[_]	Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

EMAGIN CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required

[_]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

[_]	Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

eMagin Corporation
10500 NE 8TH Street
Suite 1400
Bellevue, WA, 98004

*, 2006

Dear Stockholder:

You are cordially invited to attend the 2006 Annual Meeting of Stockholders (the “Meeting”) of eMagin Corporation, which will tentatively be held at the Hyatt Bellevue, 900 Bellevue Way N.E., Bellevue, Washington, 98004 on Friday, October 20, 2006, at 2:00 pm local time. Details of the business to be conducted at the Meeting are provided in the attached Notice of Annual Meeting and Proxy Statement.

Whether or not you plan to attend the Meeting, it is important that your shares be represented and voted at the Meeting. Therefore, I urge you to vote your shares as soon as possible. Instructions in the proxy card will tell you how to vote over the Internet, by telephone, or by returning your proxy card by mail. The proxy statement explains more about proxy voting. Please read it carefully.

I highly encourage you to receive future eMagin annual reports and proxy statement materials electronically and help us save costs in producing and distributing these materials. If you wish to receive our annual report and proxy statement electronically next year, please follow the instructions on the enclosed proxy card.

Beginning at 1:00 pm, prior to commencement of the meeting, we will provide interactive demonstrations of some of our exciting microdisplay products as well as several products being commercialized by our customers. If you would like to participate in this event, please arrive by 1:30 pm to allow time for viewing the exhibit.

I look forward to meeting those of you who will be able to attend the Meeting, and I appreciate your continued support of our company.

Sincerely,

/s/ GARY W. JONES Gary W. Jones	/s/ THOMAS PAULSEN
Chief Executive Officer and President	Thomas Paulsen
Chairman of the Board

eMagin Corporation

NOTICE OF ANNUAL MEETINGS OF STOCKHOLDERS

TO BE HELD ON OCTOBER 20, 2006

To our Stockholders:

The 2006 Annual Meetings of Stockholders (the “Annual Meeting”) of eMagin Corporation (“eMagin” or the “Company”) will be held at the Hyatt Bellevue, 900 Bellevue Way N.E., Bellevue, Washington, 98004, on Friday, October 20, 2006, at 2:00 pm local time, to consider the following proposals:

1.
To elect 3 directors to the Company's Board of Directors, to hold office for terms of three (3) years and until their successors are duly elected and qualified or until their earlier resignation or removal (Proposal No. 1);

2.	To amend the Company's certificate of incorporation to increase the maximum number of directors which may be appointed to the Company’s Board of Directors from 9 to 10 persons (Proposal No. 2);
3.
To consider the approval of the potential issuance of shares of our common stock underlying our 6% Senior Secured Convertible Notes Due 2007-2008 and warrants to purchase shares of our common stock at a price below fair market value (Proposal No. 3);

4.
To authorize the Company's Board of Directors, in its discretion, to amend the Company's certificate of incorporation to effect a reverse stock split of the outstanding shares of the Company's common stock at a ratio of one-for-ten (Proposal No. 4);

5.	To increase the number of authorized shares of common stock issuable pursuant to the 2004 Non-Employee Stock Compensation Plan from 2,000,000 to 9,500,000 shares (Proposal No. 5);
6.	To ratify the appointment of Eisner LLP as the Company’s independent auditors for the fiscal year ending December 31, 2006 (Proposal No. 6); and
7.	To consider and transact such other business as may properly come before the Annual Meeting and any adjournment or postponement thereof.

BECAUSE OF THE SIGNIFICANCE OF THESE PROPOSALS TO THE COMPANY AND ITS SHAREHOLDERS, IT IS VITAL THAT EVERY SHAREHOLDER VOTES AT THE ANNUAL MEETING IN PERSON OR BY PROXY.

These proposals are fully set forth in the accompanying Proxy Statement, which you are urged to read thoroughly. For the reasons set forth in the Proxy Statement, your Board of Directors recommends a vote "FOR" each of the proposals. The Company intends to mail the Annual Report, Proxy Statement and Proxy enclosed with this notice on or about *, 2006, to all stockholders entitled to vote at the Annual Meeting. If you were a stockholder of record of eMagin common stock (AMEX:EMA) on *, 2006, the record date for the Annual Meeting, you are entitled to vote at the meeting and any postponements or adjournments of the meeting. Shareholders are cordially invited to attend the Annual Meeting. However, whether or not you plan to attend the meeting in person, your shares should be represented and voted. After reading the enclosed Proxy Statement, please sign, date, and return promptly the enclosed proxy in the accompanying postpaid envelope we have provided for your convenience to ensure that your shares will be represented. Alternatively, you may wish to provide your response by telephone or electronically through the Internet by following the instructions set out on the enclosed Proxy card. If you do attend the meeting and wish to vote your shares personally, you may revoke your Proxy.

Admission to the Annual Meeting will be by ticket only. If you are a registered stockholder planning to attend the meeting, please check the appropriate box on the Proxy card and retain the bottom portion of the card as your admission ticket. Registration will begin at 1:00 p.m., and seating will begin at 1:30 p.m. A product exhibit will be available beginning at 1:00 p.m. and concluding at 1:50 p.m. Stockholders holding stock in brokerage accounts (“street name” holders) will need to bring a copy of a brokerage statement reflecting stock ownership as of the record date. Cameras, recording devices, and other electronic devices will not be permitted at the meeting.

We thank you for your cooperation in returning your proxy as promptly as possible.

By Order of the Board of Directors

/s/ SUSAN K. JONES Susan K. Jones Executive Vice President and Secretary Dated: *, 2006, Bellevue, WA

IMPORTANT

The return of your signed Proxy as promptly as possible will greatly facilitate arrangements for the Annual Meeting. No postage is required if the Proxy is returned in the envelope enclosed for your convenience and mailed in the United States. If you received a proxy card with a website address and voting codes, we urge you to vote on the Internet at http://proxy.georgeson.com. or telephonically at 1-800-790-3272, to ensure that your vote is recorded without mail delays. If you vote by telephone or the Internet you do not need to return the proxy card.

IMPORTANT: Please immediately SIGN, DATE, and RETURN the enclosed Proxy or submit your Proxy by telephone or the Internet, whether or not you plan to attend the Annual Meeting. A return envelope, which requires no postage if mailed in the United States, is enclosed for your convenience.

eMagin Corporation
10500 NE 8th Street, Suite 1400

Bellevue, WA 98004

(425) 749-3600

______________________

PROXY STATEMENT
_______________________

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of eMagin Corporation (“eMagin” or the “Company”) to be voted at the Annual Meeting of stockholders which will be held at the Hyatt Bellevue on Friday, October 20, 2006, at 200 pm., and at any postponements or adjournments thereof.

INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

What is the purpose of the Annual Meeting?

At our Annual Meeting, stockholders will act upon the matters outlined in the Notice of Annual Meeting on the cover page of this Proxy Statement, including (i) the election of Class B directors, (ii) amending the certificate of incorporation to increase the maximum number of directors which may be appointed to the Company’s Board of Directors from 9 to 10 persons, (iii) approving of the potential issuance of shares of our common stock underlying our 6% Senior Secured Convertible Notes Due 2007-2008 and warrants to purchase shares of our common stock, at a price below fair market value, (iv) authorizing the Board of Directors, in its discretion, to amend the certificate of incorporation to effect the reverse stock split, (v) increasing the number of authorized shares of common stock issuable pursuant to the 2004 Non-Employee Stock Compensation Plan from 2,000,000 to 9,500,000 shares, and (vi) ratification of the appointment of the Company’s independent auditors. In addition, management will report on the performance of the Company during fiscal year 2006 and respond to questions from stockholders.

Who is entitled to vote at the meeting?

Stockholders of record at the close of business on *, 2006, the record date for the meeting, are entitled to receive notice of and to participate in the Annual Meeting. As of that record date, the Company had outstanding and entitled to vote * shares of common stock. The common stock is the only class of stock of eMagin that is outstanding and entitled to vote at the Annual Meeting. If you were a stockholder of record of common stock on that record date, you will be entitled to vote all of the shares that you held on that date at the meeting, or any postponements or adjournments of the meeting. Each outstanding share of eMagin common stock will be entitled to one vote on each matter. Stockholders who own shares registered in different names or at different addresses will receive more than one Proxy card. You must sign and return each of the Proxy cards received to ensure that all of the shares owned by you are represented at the Annual Meeting.

Who can attend the meeting?

Only stockholders as of the record date, or their duly appointed proxies, may attend the meeting, and each may be accompanied by one guest. Seating, however, is limited. Admission to the meeting will be on a first-come, first-served basis. Registration and product demonstrations will begin at 1:00 pm., and seating will begin at 1:30 pm. Cameras, recording devices and other electronic devices will not be permitted at the meeting.

You will need an admission ticket to enter the meeting. For registered stockholders, the bottom portion of the Proxy card enclosed with the Proxy Statement is their Annual Meeting admission ticket. Beneficial owners with shares held in “street name” (that is, through an intermediary, such as a bank or broker), should request tickets in writing from Investor Relations, eMagin Corporation, 10500 NE 8th Street, Suite 1400, Bellevue, WA 98004. (or by facsimile to 425-749-3601) and include proof of ownership, such as a copy of a bank or brokerage firm account statement or a letter from the broker, trustee, bank or nominee holding their stock, confirming beneficial ownership. Please note that if you hold your shares in “street name” you will need to bring a copy of a brokerage statement reflecting your stock ownership as of the record date and check in at the registration desk at the meeting.

Why is the Company soliciting proxies?

Because many of our stockholders are unable to personally attend the Annual Meeting, the Board of Directors of eMagin (the “Board” or the “Board of Directors”) solicits the enclosed proxy so that each stockholder is given an opportunity to vote. This proxy enables each stockholder to vote on all matters which are scheduled to come before the meeting. When the Proxy is returned properly executed, the stockholder's shares will be voted according to the stockholder's directions. Stockholders are urged to specify their choices by marking the appropriate boxes on the enclosed Proxy card.

What constitutes a quorum?

The presence at the meeting, in person or by proxy, of the holders of a majority of the number of shares of common stock issued and on the record date will constitute a quorum permitting the meeting to conduct its business. As noted above, as of the record date, * shares of eMagin common stock, representing the same number of votes, were outstanding. Thus, the presence of the holders of common stock representing at least * votes will be required to establish a quorum.

How do I vote?

For your convenience, eMagin is offering you four methods of voting.

•	You may indicate your vote on the enclosed proxy card, sign and date the card, and return the card in the enclosed prepaid envelope.

•	You may vote by telephone by calling the toll free number that appears on the enclosed proxy card and following the instructions given.

•	You may vote via the Internet by following the instructions provided on the enclosed proxy card.

•	You may attend the meeting and vote in person.

All shares entitled to vote and represented by a properly completed and executed proxy received before the meeting and not revoked will be voted at the meeting as you instruct in a proxy delivered before the meeting. If you do not indicate how your shares should be voted on a matter, the shares represented by your properly completed and executed proxy will be voted as the Board of Directors recommends on each of the enumerated proposals and with regard to any other matters that may be properly presented at the meeting and all matters incident to the conduct of the meeting. If you are a registered stockholder and attend the meeting, you may deliver your completed Proxy card in person. "Street name" stockholders who wish to vote at the meeting will need to obtain a proxy form from the institution that holds their shares. All votes will be tabulated by the inspector of election appointed for the meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes.

Can I vote by telephone or electronically?

If you are a registered stockholder (that is, if you hold your stock in certificate form), you may vote by telephone, or electronically through the Internet, by following the instructions included with your Proxy card. If your shares are held in “street name,” please check your Proxy card or contact your broker or nominee to determine whether you will be able to vote by telephone or electronically. Please follow the voting instructions on the enclosed proxy card.

The deadline for voting by telephone or electronically is 5:00 p.m. (Eastern Standard Time) on *, 2006.

Can I change my vote after I return my Proxy card?

A Proxy may be revoked by giving the Secretary of eMagin written notice of revocation at any time before the voting of the shares represented by the Proxy. A stockholder who attends the meeting may revoke a Proxy at the meeting. Attendance at the meeting will not, by itself, revoke a Proxy.

Abstentions and broker non-votes. While the inspectors of election will treat shares represented by Proxies that reflect abstentions or include "broker non-votes" as shares that are present and entitled to vote for purposes of determining the presence of a quorum, abstentions or "broker non-votes" do not constitute a vote "for" or "against" any matter and thus will be disregarded in any calculation of "votes cast." However, abstentions and "broker non-votes" will have the effect of a negative vote if an item requires the approval of a majority of a quorum or of a specified proportion of all issued and outstanding shares.

What are the Board’s recommendations?

Unless you give other instructions on your Proxy card, the persons named as proxy holders on the Proxy card will vote in accordance with the recommendations of the Board of Directors. The Board’s recommendation is set forth together with the description of each item in this Proxy Statement. In summary, the Board recommends a vote:

•	for election of the nominated slate of Class B directors;

•	for amending to the Company's certificate of incorporation to increase the maximum number of directors which may be appointed to the Company’s Board of Directors from 9 to 10 persons;

•
for approving of the potential issuance of shares of our common stock underlying our 6% Senior Secured Convertible Notes Due 2007-2008 and warrants to purchase shares of our common stock, at a price below fair market value ;

•
for authorizing the Company's Board of Directors, in its discretion, to amend the Company's certificate of incorporation to effect a reverse stock split of the outstanding shares of the Company's common stock at a ratio of one-for-ten;

•	for increasing the number of authorized shares of common stock issuable pursuant to the 2004 Non-Employee Stock Compensation Plan from 2,000,000 to 9,500,000 shares; and

•	for ratification of the appointment of Eisner LLP as the Company’s independent auditors for fiscal year 2006.

With respect to any other matter that properly comes before the meeting, the proxy holders will vote as recommended by the Board of Directors or, if no recommendation is given, in their own discretion.

What vote is required to approve each item?

The election of the directors of the Company requires the affirmative vote of a plurality of the votes cast by stockholders at the Annual Meeting. A properly executed Proxy marked “WITHOLD AUTHORITY” with respect to the election of one or more directors will not be voted with respect to the director or directors indicated, although it will be counted for the purposes of determining whether there is a quorum.

Approving of the potential issuance of shares of our common stock underlying our 6% Senior Secured Convertible Notes Due 2007-2008 and warrants to purchase shares of our common stock, at a price below fair market value, authorizing the Company's Board of Directors, in its discretion, to amend the Company's certificate of incorporation to effect a reverse stock split, increasing the number of authorized shares of common stock issuable pursuant to the 2004 Non-Employee Stock Compensation Plan, and ratification of the appointment of Eisner LLP as the Company's independent auditors for fiscal year 2006, will each require the affirmative vote of the holders of at least a majority of the shares of common stock present in person or represented by proxy and entitled to vote at the Annual Meeting. Approving of the amendment to the Company's certificate of incorporation to increase the maximum number of directors which may be appointed to the Company’s Board of Directors from 9 to 10 persons requires the affirmative vote of the holders of at least 66 2/3% of the shares of common stock present in person or represented by proxy and entitled to vote at the Annual Meeting.

INFORMATION ABOUT STOCK OWNERSHIP

How much stock is owned by 5% stockholders, directors, and executive officers?

The following table sets forth the number of shares known to be owned by all persons who own at least 5% of eMagin’s outstanding common stock, the Company’s directors, the executive officers named in the summary “Annual Compensation” table on page 12, and the directors and executive officers as a group as of August 21, 2006, unless otherwise noted. Unless otherwise indicated, the stockholders listed in the table have sole voting and investment power with respect to the shares indicated.

Name of Owner	Common Stock Beneficially Owne	Percentage Beneficial Common Stock**

Stillwater LLC (1)	14,163,278	11.5%
George Haywood (2)	9,978,026	8.0%
Ginola Limited (3)	8,951,391	7.4%
Gary W. Jones (4)	5,767,893	4.8%
Susan K Jones (4)	5,767,893	4.8%
Rainbow Gate (5)	2,380,399	*
Ogier Trustee (Jersey) Limited (6)	976,200	*
Paul Cronson (7)	407,657	*
Claude Charles (8)	110,000	*
Chelsea Trust Company Limited	301,888	*
John Atherly (9)	4,160	*
Jack Goldman (10)	0	0%
Adm. Thomas Paulsen (11)	0	0%
Dr. Jill Wittels (12)	0	0%
Irwin Engelman (13)	0	0%
Brigadier General, U.S. Army (ret.) Stephen Seay (14)	0	0%
Dr. Radu Auf der Heyde (15)	1,451,217	*
All executive officers and directors Officers as a group (consisting of 11 individuals) (16)	7,747,927	6.4%

* Less than 1%

** Beneficial Ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of common stock subject to options or warrants currently exercisable or convertible, or exercisable or convertible within 60 days of August 21, 2006 are deemed outstanding for computing the percentage of the person holding such option or warrant but are not deemed outstanding for computing the percentage of any other person. Percentages are based on a total of 118,774,843 shares of common stock outstanding on August 1, 2006, and the shares issuable upon the exercise of options and warrants exercisable on or within 60 days of August 21 2006, as described below.

(1) This figure represents: (i) 9,326,145 shares owned by Stillwater LLC, which includes 1,719,326 shares owned by Rainbow Gate Corporation, in which the sole member of Stillwater LLC is the investment manager of Rainbow Gate Corporation; (ii) warrants held by Stillwater LLC to purchase 4,837,133 shares, which includes: (a) a warrant to purchase 300,000 shares that may not be exercised by Stillwater LLC so long as Stillwater LLC is the beneficial owner, directly or indirectly, of more than ten percent (10%) of the common stock of eMagin for purposes of Section 16 of the Securities Exchange Act of 1934, and (b) warrants to purchase 661,073 shares held by Rainbow Gate Corporation, in which the sole member of Stillwater LLC is the investment manager of Rainbow Gate Corporation.

(2) This figure includes 3,214,738 common shares underlying warrants.

(3) This figure represents: (i) 6,026,598 shares owned by Ginola Limited, which include 1,719,326 shares held indirectly by Rainbow Gate Corporation, 650,800 shares owned by Ogier Trustee(Jersey) Limited, as trustee, 119,161 shares owned by Chelsea Trust Company Limited, as trustee, and 396,223 shares owned by Crestflower Corporation. Ginola Limited disclaims beneficial ownership of the shares owned by Crestflower Corporation, Ogier Trustee (Jersey) Limited, as trustee, and Chelsea Trust Company Limited, as trustee; and (ii) warrants held by Ginola Limited to purchase 2,924,753 common shares, which includes warrants to purchase 661,073 shares held by Rainbow Gate Corporation, in which the sole shareholder of Ginola Limited is also the sole shareholder of Rainbow Gate Corporation, and warrants to purchase 325,400 shares owned by Ogier Trustee (Jersey) Limited, as trustee. Ginola Limited disclaims beneficial ownership of the shares owned by Ogier Trustee (Jersey) Limited, as trustee.

(4) This figure represents shares owned by Gary Jones and Susan Jones who are married to each other, including (i) 444,344 shares of common stock issuable upon exercise of stock options held by Gary Jones and (ii) 324,572 shares of common stock issuable upon exercise of stock options held by Susan Jones. This does not include (i) 1,785,069 shares underlying options owned by Gary Jones which are not exercisable within 60 days of August 21, 2006; and (ii) 1,578,072 shares underlying options owned by Susan Jones which are not exercisable within 60 days of August 21, 2006.

(5) This figure includes 661,073 shares underlying warrants. This does not include 2,066,414 shares underlying warrants which are not exercisable within 60 days of August 21, 2006.

(6) This figure includes 325,400 shares underlying warrants.

(7) This figure represents 191,984 shares owned by Mr. Cronson, 215,673, shares underlying warrants. This includes (i) 120,974 common stock shares and 42,857 shares underlying warrants held indirectly by a family member of Paul Cronson; and (ii) 43,651 shares underlying warrants held indirectly by Larkspur Corporation of which he is the Managing Director. This does not include 104,000 shares underlying options which are not exercisable within 60 days of August 21, 2006.

(8) This figure represents shares underlying options. This does not include 182,000 shares underlying options which are not exercisable within 60 days of August 21, 2006.

(9) This figure represents shares owned by John Atherly. This does not include 854,500 shares underlying options which are not exercisable within 60 days of August 21, 2006.

(10) This does not include 120,250 shares underlying options which are not exercisable within 60 days of August 21, 2006.

(11) This does not include 112,125 shares underlying options which are not exercisable within 60 days of August 21, 2006.

(12) This does not include 100,750 shares underlying options which are not exercisable within 60 days of August 21, 2006.

(13) This does not include 82,875 shares underlying options which are not exercisable within 60 days of August 21, 2006.

(14) This does not include 39,000 shares underlying options which are not exercisable within 60 days of August 21, 2006.

(15) This figure includes (i) 1,115,036 shares of common stock, and (ii) warrants to purchase 343,181 shares of common stock. This figure does not include 326,600 shares of common stock beneficially owned by Mr. Auf der Heyde’s spouse. Mr. Auf der Heyde disclaims beneficial ownership of the shares owned by his spouse.

(16) This figure includes (i) warrants to purchase 558,854 shares of common stock, and (ii) 878,916 shares of common stock issuable upon exercise of stock options.

INFORMATION ABOUT THE BOARD OF DIRECTORS

    The Board of Directors oversees our business and affairs and monitors the performance of management. In accordance with corporate governance principles, the Board does not involve itself in day-to-day operations. The directors keep themselves informed through discussions with the Chief Executive Officer, other key executives and by reading the reports and other materials that we send them and by participating in Board and committee meetings. Our directors hold office until their successors have been elected and duly qualified unless the director resigns or by reasons of death or other cause is unable to serve in the capacity of director. Biographical information about our directors is provided in “Item 1 - Proposal for the Election of Class B Directors” on page 18.

How often did the Board meet during fiscal 2005?

During 2005, the Board of Directors held * meetings. Each director attended no fewer than *% of the aggregate of the total number of meetings of the Board and the total number of meetings held by all committees on which such director served. The Board also approved certain actions by unanimous written consent.

What committees has the Board established?

The Board of Directors has standing Audit, Compensation, Governance and Nominating. The Board has also established a Management Committee comprised of both officers and directors. Information concerning the membership and function of each Board committee is as follows:

BOARD COMMITTEE MEMBERSHIP

Name	Audit Committee	Compensation Committee	Governance and Nominating Committee
Dr. Radu Auf der Heyde
Claude Charles	*
Paul Cronson
Irwin Engelman	**
Dr. Jacob Goldman		*	**
Gary W. Jones
Rear Admiral Thomas Paulsen, USN (Ret.)	*	**	*
Brigadier General Stephen Seay, U.S. Army (ret.)
Dr. Jill Wittels			*

* Member of Committee
** Chairman of Committee

Audit Committee. The Audit Committee is responsible for determining the adequacy of the Company's internal accounting and financial controls, reviewing the results of the audit of the Company performed by the independent public accountants, and recommending the selection of independent public accountants. The functions of the Audit Committee and its activities during 2005 are described in more detail under the heading “Report of the Audit Committee.” During the year, the Board examined the composition of the Audit Committee in light of the adoption by The American Stock Exchange, Inc. (the “Amex”) of new rules governing audit committees. Based upon this examination, Board has determined that each of the members of the Audit Committee is unrelated, an outside member with no other affiliation with the Company and is independent as defined by the American Stock Exchange. The Board has determined that Mr. Engelman is an “audit committee financial expert” as defined by the SEC. During 2005, the Audit Committee held 5 meetings.

Compensation Committee. The Compensation Committee determines matters pertaining to the compensation and expense reporting of certain executive officers of the Company, and administers the Company's stock option, incentive compensation, and employee stock purchase plans. During 2005, the Compensation Committee held 2 meetings.

Governance and Nominating Committee. The Governance and Nominating Committee is responsible for nominating directors and for all other purposes outlined in the Governance and Nominating Committee Charter. The Governance and Nominating Committee is composed of Messrs. Goldman and Paulsen, and Ms. Wittels. The Board has determined that each of the members of the Governance and Nominating Committee is unrelated, an outside member with no other affiliation with the Company and independent as defined by the American Stock Exchange. During 2005, the Governance and Nominating Committee held 3 meetings.

Nomination of Directors

As provided in its charter and our company’s corporate governance principles, the Governance and Nominating Committee is responsible for identifying individuals qualified to become directors. The Governance and Nominating Committee seeks to identify director candidates based on input provided by a number of sources, including (1) the Governance and Nominating Committee members, (2) our other directors, (3) our stockholders, (4) our Chief Executive Officer or Chairman, and (5) third parties such as professional search firms. In evaluating potential candidates for director, the Nominating and Corporate Governance Committee considers the entirety of each candidate’s credentials.

Qualifications for consideration as a director nominee may vary according to the particular areas of expertise being sought as a complement to the existing composition of the Board of Directors. However, at a minimum, candidates for director must possess:

•	high personal and professional ethics and integrity;

•	the ability to exercise sound judgment;

•	the ability to make independent analytical inquiries;

•	a willingness and ability to devote adequate time and resources to diligently perform Board and committee duties; and

•	the appropriate and relevant business experience and acumen.

In addition to these minimum qualifications, the Governance and Nominating Committee also takes into account when considering whether to nominate a potential director candidate the following factors:

•	whether the person possesses specific industry expertise and familiarity with general issues affecting our business;

•
whether the person’s nomination and election would enable the Board to have a member that qualifies as an “audit committee financial expert” as such term is defined by the Securities and Exchange Commission (the “SEC”) in Item 401 of Regulation S-K;

•	whether the person would qualify as an “independent” director under the listing standards of the American Stock Exchange;

•	the importance of continuity of the existing composition of the Board of Directors to provide long term stability and experienced oversight; and

•	the importance of diversified Board membership, in terms of both the individuals involved and their various experiences and areas of expertise.

The Governance and Nominating Committee will consider director candidates recommended by stockholders provided such recommendations are submitted in accordance with the procedures set forth below. In order to provide for an orderly and informed review and selection process for director candidates, the Board of Directors has determined that stockholders who wish to recommend director candidates for consideration by the Governance and Nominating Committee must comply with the following:

•
The recommendation must be made in writing to the Corporate Secretary, eMagin Corporation, 10500 NE 8th Street, Suite 1400, Bellevue, WA 98004. The recommendation must include the candidate's name, home and business contact information, detailed biographical data and qualifications, information regarding any relationships between the candidate and the Company within the last three years and evidence of the recommending person's ownership of the Company’s common stock.

•
The recommendation shall also contain a statement from the recommending shareholder in support of the candidate; professional references, particularly within the context of those relevant to board membership, including issues of character, judgment, diversity, age, independence, expertise, corporate experience, length of service, other commitments and the like; and personal references.

•
A statement from the shareholder nominee indicating that such nominee wants to serve on the Board and could be considered "independent" under the Rules and Regulations of the American Stock Exchange and the Securities and Exchange Commission ("SEC"), as in effect at that time.

  All candidates submitted by stockholders will be evaluated by the Governance and Nominating Committee according to the criteria discussed above and in the same manner as all other director candidates.

Management Committee.

On August 15, 2006 the Board of Directors formed a management committee comprised of officers and directors, which will be responsible for overseeing the Company’s management, growth and related initiatives, and will report to the Board. The Board appointed the following as members of the management committee: Gary W. Jones, Director and the Company’s Chief Executive Officer and President; John Atherly, the Company’s Chief Financial Officer; and Dr. Radu Auf der Heyde, Director.

How are directors compensated?

Non-management directors receive options under the 2003 Stock Option Plan (the "2003 Plan"). Under the 2003 Plan, a grant of options to purchase 60,000 shares of common stock will automatically be granted on the date a director is first elected or otherwise validly appointed to the Board with an exercise price per share equal to 100% of the market value of one share on the date of grant. Such options granted will expire ten years after the date of grant and will become exercisable in four equal installments commencing on the date of grant and annually thereafter. In addition to the 60,000 shares of common stock automatically granted upon joining the Board, Directors thereafter receive an annual grant of options to purchase 10,000 shares of common stock at the fair market value as determined on the date of grant, which options will vest on December 31 in the year granted. In addition, each non-management director is reimbursed for ordinary expenses incurred in connection with attendance at such meetings, granted options based on committee assignments consisting of options to purchase 5,000 shares per year for each committee assignment, except for the audit committee participants who each receive annual options to purchase 15,000 shares.

Effective as of August 15, 2006, the Board of Directors appointed Dr. Radu Auf der Heyde as a director of the Company, the first of two directors which the holders of our 6% Senior Secured Convertible Notes have the right to designate to the Company’s Board. On August 15, 2006, the Board of Directors granted Dr. Auf der Heyde options to purchase 60,000 shares of common stock. In addition, Dr. Auf der Heyde was granted options to purchase 10,000 shares of common stock.

Code of Business Conduct and Ethics

We have adopted a Code of Business Conduct and Ethics that applies to all of our directors, officers and employees, including our principal executive officer, principal financial officer and principal accounting officer. The Code of Business Conduct and Ethics can be found on our website at http://www.emagin.com/investors.

We intend to satisfy the disclosure requirement under Item 10 of Form 8-K regarding an amendment to, or waiver from, a provision of this Code of Business Conduct and Ethics by posting such information on our website, at the address and location specified above and, to the extent required by the listing standards of the American Stock Exchange, by filing a Current Report on Form 8-K with the SEC, disclosing such information.

INFORMATION ABOUT THE EXECUTIVE OFFICERS

The executive officers are elected annually by our Board of Directors and hold office until their successors are elected and duly qualified. The current executive officers of the Company are as follows:

Name	Age	Position
Gary Jones	51	President, Chief Executive Officer, and Director
Susan K. Jones	54	Chief Strategy and Marketing Officer and Secretary
John Atherly	47	Chief Financial Officer

The following includes the principal occupations for the past five years (and, in some instances, for prior years) of each of our executive officers (other than those executive officers who are also directors):

John Atherly has served as Chief Financial Officer since June of 2004. Before joining eMagin Corporation, Mr. Atherly worked for Click2learn, Inc., a NASDAQ listed enterprise software company from 1990 to 2004. He held the positions of Vice President of Finance and CFO for approximately 8 years and prior to that held the positions of Director of Finance and Controller. During his 14 years with Click2learn Mr. Atherly managed the firm's finance and administration, human resources, IT and manufacturing organizations. From 1987 to 1990, Mr. Atherly was a Finance and Operations Manager at MicroDisk Services, a manufacturing firm serving the software industry. Mr. Atherly holds a BA in Business Administration from the University of Washington.

Susan K. Jones has served as Executive Vice President and Secretary since 1992, and assumed responsibility of Chief Marketing and Strategy Officer in 2001. Ms. Jones has more than 25 years of industrial and management experience, including senior research, marketing, and management assignments at Texas Instruments and Merck, Sharp, & Dohme Pharmaceuticals. Ms. Jones serves on the boards or chairs committees for industry organizations including IEEE, SPIE, and SID. Ms. Jones served as a director of eMagin Corporation from 1993 to 2000 and was a director of Virtual Vision, Inc. Ms. Jones graduated from Lamar University with a B.S. in chemistry and biology, holds more than a dozen patents, and has authored more than 100 papers and talks.

Executive Compensation

What is the Company’s philosophy of executive officer compensation?

The Compensation Committee of the Board of Directors has furnished the following report concerning the philosophy underlying the Company’s compensation of executive officers.

Report of the Compensation Committee

The Report of the Compensation Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this Report by reference therein.

The Company’s executive compensation program is designed to attract, retain and motivate executive officers capable of leading the Company to meet its business objectives, to align the interests of executive management with those of the stockholders, and to provide incentives and reward both short and long term performance based on the success of the Company in meeting its development milestones and business objectives. The Compensation Committee places a particular emphasis on variable, performance based components, such as the bonus potential and stock option awards, the value of which could increase or decrease to reflect changes in corporate and individual performances.

Components of Compensation. Each executive officer's compensation package is generally comprised of the following elements: (1) A base salary which is established at levels considered appropriate for the duties and scope of responsibilities of each officer's position; (2) A performance-based annual bonus; (3) Periodic grants of stock options to strengthen the mutuality of interests between the executive officers and the Company's stockholders. Annual or quarterly cash bonuses related to the performance of the Company may be made to executive officers in the sales and marketing functions, and other executive officers in certain other circumstances, for such executive officer's functional area. Executive officers are also eligible to participate in compensation and employee benefits generally available to all employees of the Company, such as health insurance and participation in the eMagin Employee Savings and Protection Plan ("401(k) Plan").

The Compensation Committee believes that this three-part approach best serves the interests of the Company and its stockholders. It enables the Company to meet the requirements of the highly competitive environment in which the Company operates while ensuring that executive officers are compensated in a way that advances both the short and long-term interests of stockholders. Under this approach, compensation for these officers involves a high proportion of pay that is ‘‘at risk’’ - namely, the annual bonus and stock options. The variable annual bonus is also based, in significant part, on Company performance. Stock options relate a significant portion of long-term remuneration directly to stock price appreciation realized by all of the Company’s stockholders.

Base Salary. Base salaries for executive officers are set at levels believed by the Committee to be sufficient to attract and retain qualified executive officers based on the stage of development of the Company, the salary levels in effect for comparable positions in similarly situated companies within relevant industries, and internal comparability considerations. Base salaries for the Company’s executive officers other than the Chief Executive Officer, as well as changes in such salaries, are based upon recommendations by the Chief Executive Officer, taking into account such factors as competitive industry salaries, a subjective assessment of the nature of the position and the contribution and experience of the officer and the length of the officer’s service. All such recommendations are subject to approval or disapproval by the Compensation Committee. Other than provisions provided for in Employment Agreements, changes in base salaries of executives are based on an evaluation of the personal performance of the executive, prevailing market practices, and the performance of the Company as a whole. In determining base salaries, the Compensation Committee not only considers the short-term performance of the Company, but also the success of the executive officers in developing and executing the Company's strategic plans, developing management employees and exercising leadership in the development of the Company.

Cash-Based Incentive Bonus. The Compensation Committee believes that a portion of the total cash compensation for executive officers should be based on the Company's success in meeting its short-term performance objectives and contributions by the executive officers that enable the Company to meet its long-term objectives, and has structured the executive compensation program to reflect this philosophy. This approach creates a direct incentive for executive officers to achieve desired short-term corporate goals that also further the long-term objectives of the Company, and places a significant portion of each executive officer's annual compensation at risk.

Stock Options. The Compensation Committee believes that equity participation is a key component of the Company's executive compensation program. Stock options are awarded by the Compensation Committee to executive officers primarily based on potential contributions to the Company's growth and development and marketplace practices. These awards are designed to retain executive officers and to motivate them to enhance stockholder value by aligning the financial interests of executive officers with those of stockholders. Stock options provide an effective incentive for management to create stockholder value over the long term because the full benefits of the option grants cannot be realized unless an appreciation in the price of the Company's common stock occurs over a number of years.

Variable Bonus. The Compensation Committee may award annual or interim Special Bonuses in the form of cash, stock options, or restricted stock to executive management and employees for achieving certain milestones, progress made in the staff and organizational development of the Company, and advances in the market acceptance and commercialization of the Company's technology.

Compensation of Chief Executive Officer. Mr. Jones's base salary as of December 31, 2005 was $320,313 and was paid a reimbursement for relocation expenses of $147,420. In addition, he was granted options for 530,000 shares. In 2004, Mr. Jones invested a higher amount of cash into eMagin Corporation, by exercising options which had been granted in prior years, than was paid to him during 2004 as salary. In 2006 Mr. Jones agreed to hold back 10% of his compensation and to waive increases in his compensation until such time as the Company posts an EBITDA positive quarter or fulfills other criteria as provided in the Company’s Note Purchase Agreement dated July 21, 2006.

Compensation Committee

Dr. Jacob Goldman (Chairman)
Thomas Paulsen

Compensation Committee interlocks and insider participation

None of the members of the Compensation Committee is or has been an officer or employee of the Company or any of its subsidiaries.

Summary compensation table for named executive officers

The following table provides information about the total compensation for services in all capacities to the Company or its subsidiary for the last three fiscal years of those persons who at December 31, 2005, were (i) the Chief Executive Officer of the Company and (ii) the other most highly compensated executive officers of the Company whose total annual salary and bonus exceeded $100,000 (collectively, the "named executive officers").

Name and Positions		Year	Salary	Bonus		Other Annual Compensation	Long-Term Compensation Awards (Securities Underlying Options)
Gary W. Jones	President, Chief Executive	2005	320,313	0	(1)	147,420	530,000
	Officer and	2004	305,090	0	(1)	46,636	1,200,000
	Director	2003	305,090	0		0	516,260

Susan K. Jones	Chief Strategy and Marketing	2005	259,568	$26,049	(2)	0	359,400
	Officer and	2004	245,933	0	(2)	0	750,000
	Secretary	2003	245,933	0		0	403,825

John Atherly	Chief Financial Officer	2005	221,406	0	(3)	0	430,000
		2004	105,000	0	(3)	0	750,000
		2003	N/A	0		0	N/A

(1) In 2005, Mr. Jones was paid a base salary of $320,313. In addition, he received $147,420 for reimbursement of relocation expenses. In addition, he was granted options for 530,000 shares. In 2004, Mr. Jones was paid a base salary $305,090, the balance of deferred pay in the amount of $140,798, as well as a reimbursement for relocation expenses of $46,636. Mr. Jones was paid the balance of his deferred pay through the application of these amounts to the exercise of options. Collectively, Gary Jones and Susan Jones paid eMagin approximately $1.2 million in 2004 to exercise stock options. In May 2004, Mr. Jones was granted 1,200,000 shares as part of a company-wide bonus program.

(2) In 2005, Ms. Jones was paid a base salary of $259,568. She also received a bonus that was paid 45% in cash, $12,144 and 55% in a stock grant, $24,395. In 2004, Ms. Jones was paid a base salary of $245,933 and the balance of deferred pay in the amount of $110,134. Ms. Jones was paid the balance of her deferred pay through the application of these amounts to the exercise of options. Collectively, Gary Jones and Susan Jones paid eMagin approximately $1.2 million in 2004 to exercise stock options. In May 2004, Ms. Jones was granted 750,000 shares as part of a company-wide bonus program.

(3) In 2005, Mr. Atherly was paid a base salary of $221,406. He was granted 430,000 shares. In 2004, Mr. Atherly's base salary was $210,000. He joined eMagin Corporation in June 2004 and was paid a salary of $105,000 for the portion of the year he was employed by eMagin. He was granted 750,000 shares as part of his hiring package. Of these 750,000 option shares granted, 500,000 shares vest quarterly over a period of five years. 250,000 shares are target incentive options based on successful completion of four consecutive EBITA positive quarters.

Options/SARs Grants During Last Fiscal Year

The following table provides information related to options granted to our named executive officers during the fiscal year ended December 31, 2005.

Name	Number of Securities Underlying Options Granted	% of Total Options Granted in Fiscal 2005	Exercise Price Per Share	Expiration Date
Gary W. Jones (1)	350,000 180,000	6% 3%	$1.02 $0.5	3/17/12 11/30/12

Susan K Jones (1)	255,000 104,400	4% 3%	$1.02 $0.58	3/17/12 11/30/12

John Atherly (1)	250,000 180,000	4% 3%	$1.02 $0.58	3/17/12 11/30/12

(1) Options awarded as part of a company-wide bonus program.

Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option Value

The following table provides information regarding the aggregate number of options exercised during the fiscal year ended December 31, 2005 by each of the named executive officers and the number of shares subject to both exercisable and unexercisable stock options as of December 31, 2005. The common stock price at December 31, 2005 was $0.57 per share.

	Shares Acquired on Exercise	Value Realized	# of Securities Underlying Unexercised Options at FY-End Exercisable	Unexercisable	Value of Unexercised In-the-money Options at FY-End Exercisable	Unexercisable
Gary Jones	----	----	2,093,937	1,096,667	$ 177,199	----
Susan K. Jones	----	----	1,968,208	784,167	$ 94,092	----
John Atherly	----	----	150,000	1,030,000	---	----

Compliance with internal Revenue Code Section 162(m) disallows a tax deduction to publicly held companies for compensation paid to certain of their executive officers to the extent that such compensation exceeds $1.0 million per covered officer in any fiscal year. The limitation applies only to compensation that is not qualified performance based compensation under the IRS code.

Executive Employment Agreements

On January 24, 2006, pursuant to actions taken by the Compensation Committee of our Board of Directors, Mr. Gary W. Jones entered into a revised executive employment agreement, to conform to the recently established Sarbanes-Oxley requirements, in connection with his service as Chief Executive Officer and President of the Company, and at the time also as Chairman of the Company. Additionally, Ms. Susan K. Jones entered into a revised executive employment agreement, to conform to the recently established Sarbanes-Oxley requirements, in connection with her service as the Company’s Chief Marketing and Strategy Officer, Executive Vice President and Corporate Secretary.

Each agreement is effective for an initial term of three years, effective January 1, 2006. The agreements provides for an annual salary, benefits made available by the Company to its employees and eligibility for an incentive bonus pursuant to one or more incentive compensation plans established by the Company from time to time. The Company may terminate the employment of Mr. Jones and Mrs. Jones at any time with or without notice and with or without cause (as such term is defined in the agreements). If the Mr. Jones’ and Mrs. Jones’ employment is terminated without cause, or if Mr. Jones and Mrs. Jones resign with good reason (as such term is defined in the agreements), or if Mr. Jones’ and Mrs. Jones’ respective positions are terminated or significantly changed as result of change of control (as such term is defined in the agreements), Mr. Jones and Mrs. Jones shall be entitled to receive salary until the end of the agreement’s full term or twelve months, whichever is greater, payment for accrued vacation, and bonuses which would have been accrued during the term of the agreements. If Mr. Jones and Mrs. Jones voluntarily terminates employment with the Company, other than for good reason or is terminated with cause (as such term is defined in the agreement), Mr. Jones and Mrs. Jones shall cease to accrue salary, vacation, benefits, and other compensation on the date of the voluntary or with cause termination. The Executive Employment Agreements include other conventional terms and also contains invention assignment, non-competition, non-solicitation and non-disclosure provisions.

On April 17, 2006, the parties entered into amendments to the employment agreements pursuant to which the parties clarified that the Company has agreed to pay for health benefits equivalent to medical and dental benefits provided during the executive’s full time employment until the end of the agreement’s full term or twenty-four (24) months, whichever is greater.

Report of the Audit Committee of the Board of Directors

  The following Report of the Audit Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this Report by reference therein.

Role of the Audit Committee:

The Audit Committee’s primary responsibilities fall into three broad categories:

First, the Committee is charged with monitoring the preparation of quarterly and annual financial reports by the Company’s management, including discussions with management and the Company’s outside auditors about draft annual financial statements and key accounting and reporting matters;

Second, the Committee is responsible for matters concerning the relationship between the Company and its outside auditors, including recommending their appointment or removal; reviewing the scope of their audit services and related fees, as well as any other services being provided to the Company; and determining whether the outside auditors are independent (based in part on the annual letter provided to the Company pursuant to Independence Standards Board Standard No. 1); and

Third, the Committee oversees management’s implementation of effective accounting controls and reviews recommendations of the Company’s internal auditing program. The Committee also provides oversight and review of the Company’s senior executives’ expense reporting.

The Committee has implemented procedures to ensure that during the course of each fiscal year it devotes the attention that it deems necessary or appropriate to each of the matters assigned to it under the Committee’s charter. In overseeing the preparation of the Company’s financial statements, the Committee met with both management and the Company’s outside auditors, with and without management present, to review and discuss all financial statements prior to their issuance and to discuss significant accounting issues. Management advised the Committee that all financial statements were prepared in accordance with generally accepted accounting principles, and the Committee discussed the statements with both management and the outside auditors. The Committee’s review included discussion with the outside auditors of matters required to be discussed pursuant to Statement on Auditing Standards No. 61 (Communication With Audit Committees).

With respect to the Company’s outside auditors, the Committee, among other things, discussed with Eisner LLP matters relating to its independence, including the disclosures made to the Committee as required by the Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees).

Audit Fees and All Other Fees: For the years ended December 31, 2005 and 2004, the aggregate fees payable to Eisner LLP for professional services rendered for the audit of the annual financial statements, review of quarterly financial statements and services normally provided in connection with statutory and regulatory filings or engagements were approximately $151,000 and $136,000, respectively. There were no other fees billed for services rendered to the Company by Eisner LLP, other than fees for audit and audit-related, for the years 2005 and 2004. The Audit Committee has considered whether the provision for services covered by fees other than audit fees is compatible with maintaining the principal auditor’s independence.

Recommendations of the Audit Committee

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the Board approve the inclusion of the Company’s audited financial statements in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2005, for filing with the Securities and Exchange Commission. The Audit Committee has also recommended to the Board of Directors, subject to stockholder ratification, the selection of Eisner LLP as the Company’s independent auditors for 2006, and the Board concurred in its recommendation.

Audit Committee:
Irwin Engelman (Chairman)
Thomas Paulsen

Certain Relationships and Related Transactions

On October 20, 2005, we entered into a Securities Purchase Agreement to sell to certain qualified institutional buyers and accredited investors an aggregate of 16,619,056 shares of our common stock, par value $0.001 per share, and warrants to purchase an additional 9,971,427 shares of common stock, for an aggregate purchase price of approximately $9.14 million. The purchase price of the common stock and corresponding warrant was $0.55 per share.

The warrants are exercisable at a price of $1.00 per share and expire on October 20, 2010. Of the 9,971,427 warrants, 6,647,623 of the warrants are exercisable on or after May 20, 2006. The remaining 3,323,810 are exercisable after March 31, 2007, however these warrants will be cancelled if the Company’s net revenue for fiscal year 2006 exceeds $20 million or if the investor has sold more than 25% of the shares purchased under the Securities Purchase Agreement prior to December 31, 2006.

Both Stillwater and Ginola are beneficial owners of more than 5% of the Company’s common stock.

Rainbow Gate Corporation, a corporation in which its investment manager is the sole member of Stillwater LLC and its controlling shareholder is the same as Ginola Limited, participated in the sale of equity pursuant to the Securities Purchase Agreement by investing approximately $500 thousand. Stillwater LLC disclaims beneficial ownership of shares owned by Rainbow Gate Corporation.

Chelsea Trust Company, as trustee of a trust with the same directors and/or controlling shareholders as Ginola Limited, participated in the sale of equity pursuant to the Securities Purchase Agreement by investing approximately $250 thousand. Ginola Limited disclaims beneficial ownership of shares owned by Chelsea Trust Company.

In connection with the issuance of the Shares and the warrants pursuant to the Securities Purchase Agreement, the Company was required to lower the exercise prices of existing Series A and F warrants from $1.05 and $1.21, respectively, to $.55 and $1.09 per share, respectively, pursuant to the anti-dilution provisions of the Series A and F warrants.

Mary Cronson, the mother of an outside director of eMagin, Paul Cronson, is the holder of a Series A warrant to purchase an aggregate of 42,857 shares of common stock. Accordingly, the exercise price of Mrs. Cronson’s Series A warrant was reduced from $1.05 to $0.55 per share. Mrs. Cronson received the same considerations as all other holders of the Company’s Series A warrants which were re-priced.

On January 24, 2006, pursuant to actions taken by the Compensation Committee of our Board of Directors, Mr. Gary W. Jones entered into a revised executive employment agreement, to conform to the recently established Sarbanes-Oxley requirements, in connection with his service as Chief Executive Officer and President of the Company. Mr. Jones also serves as Chairman of the Company. Additionally, Ms. Susan K. Jones entered into a revised executive employment agreement, to conform to the recently established Sarbanes-Oxley requirements, in connection with her service as the Company’s Chief Marketing and Strategy Officer, Executive Vice President and Corporate Secretary.

Each agreement is effective for an initial term of three years, effective January 1, 2006. The agreements provides for an annual salary, benefits made available by the Company to its employees and eligibility for an incentive bonus pursuant to one or more incentive compensation plans established by the Company from time to time. The Company may terminate the employment of Mr. Jones and Mrs. Jones at any time with or without notice and with or without cause (as such term is defined in the agreements). If the Mr. Jones’ and Mrs. Jones’ employment is terminated without cause, or if Mr. Jones and Mrs. Jones resign with good reason (as such term is defined in the agreements), or if Mr. Jones’ and Mrs. Jones’ respective positions are terminated or significantly changed as result of change of control (as such term is defined in the agreements), Mr. Jones and Mrs. Jones shall be entitled to receive salary until the end of the agreement’s full term or twelve months, whichever is greater, payment for accrued vacation, and bonuses which would have been accrued during the term of the agreements. If Mr. Jones and Mrs. Jones voluntarily terminates employment with the Company, other than for good reason or is terminated with cause (as such term is defined in the agreement), Mr. Jones and Mrs. Jones shall cease to accrue salary, vacation, benefits, and other compensation on the date of the voluntary or with cause termination. The Executive Employment Agreements include other conventional terms and also contains invention assignment, non-competition, non-solicitation and non-disclosure provisions.

On July 21, 2006, we entered into several Note Purchase Agreements (the “Purchase Agreements”) to sell to certain qualified institutional buyers and accredited investors up to $5,970,000 in principal amount 6% Senior Secured Convertible Notes Due 2007-2008, together with warrants to purchase 16,073,067 shares of our common stock, par value $0.001 per share.

50% of the aggregate principle amount of each note matures 1 year after the date of issuance and the remaining 50% matures 18 months after the date of issuance. The Notes pay 6% interest quarterly, commencing on September 1, 2006, and are convertible into shares of common stock at a conversion price equal to $0.26 per share. The warrants are exercisable into shares of our common stock until July 21, 2011 at an exercise price of $0.36 per share.

Paul Cronson, a Director, John Atherly, Chief Financial Officer, and Olivier Prache, Senior Vice President of Display Manufacturing and Development Operations of our company participated in the private placement through the purchase of an aggregate of $270,000 in principal amount of notes, together with warrants to purchase an aggregate of 726,921 shares of common stock, each on the same terms and conditions as the other investors under the Purchase Agreements.

In addition to the foregoing, on July 21, 2006, we entered into an additional Note Purchase Agreement with Stillwater LLC which provides for the purchase and sale of an additional Note in the principal amount of up to $500,000 (the “Stillwater Note”), together with a warrant (the “Stillwater Warrant”) to purchase 70% of the number of shares issuable upon conversion of the Stillwater Note, at our sole discretion by delivery of a notice to Stillwater on December 14, 2006 for the completion of the purchase and sale to occur on December 29, 2006. Our ability to require Stillwater to purchase and pay for the Stillwater Note and Stillwater Warrant shall be reduced by the sum of (i) the additional financing raised by us prior to the Closing Date, and (ii) the aggregate exercise price paid by Stillwater to us upon exercise of all or a portion of any of our common stock purchase warrants owned by Stillwater prior to the Closing Date, including a warrant to purchase 1,923,077 shares of our common stock which we issued to Stillwater on July 21, 2006 (the “July Warrant”) on similar terms and conditions as the Warrants set forth above, with an exercise price of $0.26. The conversion price of the Stillwater Note shall be equal to 100% of the market price of the common stock on December 13, 2006 and the exercise price of the Stillwater Warrant will be equal to 100% of the market price of the common stock on December 13, 2006, plus $0.10.

Both Stillwater and Ginola are beneficial owners of more than 5% of the Company’s common stock.

Rainbow Gate Corporation, a corporation in which its investment manager is the sole member of Stillwater LLC and its controlling shareholder is the same as Ginola Limited, participated in the sale of debt pursuant to the Purchase Agreement by investing approximately $700,000. Stillwater LLC disclaims beneficial ownership of shares owned by Rainbow Gate Corporation. In addition, Ginola Limited participated in the sale of debt pursuant to the Purchase Agreement by investing approximately $800,000.

ACTIONS TO BE TAKEN AT THE MEETING
ITEM 1

ELECTION OF CLASS B DIRECTORS

At the 2001 Annual Meeting of Stockholders held on July 16, 2001, the stockholders approved the establishment of a classified board of directors, divided into three classes having staggered terms of three years each. Under the classified board provision, the board of directors was divided into three classes, designated Class A, Class B and Class C. At that time it was established that each director in Class A would hold office until the 2005 annual meeting of stockholders.; any director in Class B would hold office until the 2006 annual meeting of stockholders; and any director in Class C will hold office until the 2007 annual meeting of stockholders; and, in each case, until their successors are duly elected and qualified or until their earlier resignation, removal from office or death. As a result, only one class of directors will be elected at each annual meeting of stockholders, with the remaining classes continuing their respective three-year terms. In 2005 the nominated Class A directors were elected for a three-year term to hold office until the 2008 Annual Meeting of Stockholders.

  At this year’s Annual Meeting, the stockholders will elect three Class B directors to serve until the 2009 Annual Meeting of Stockholders or until their successors are elected and qualified. In the event the nominees are unable or unwilling to serve as directors at the time of the Annual Meeting, the proxies will be voted for any substitute nominees designated by the present Board or the proxy holders to fill such vacancy, or for the balance of the nominees named without nomination of a substitute, or the size of the Board will be reduced in accordance with the Bylaws of the Company. The Board has no reason to believe that the persons named below will be unable or unwilling to serve as nominees or as directors if elected.

  Assuming a quorum is present, the two nominees receiving the highest number of affirmative votes of shares entitled to be voted for such persons will be elected as directors of the Company for the ensuing three years. Unless marked otherwise, proxies received will be voted “FOR” the election of the nominees named below. In the event that additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them in such a manner as will ensure the election of the nominees listed below, and, in such event, the specific nominees to be voted for will be determined by the proxy holders.

Information With Respect to Director Nominees

  Listed below are the nominees for Class B directors, with information showing the principal occupation or employment of the nominees for director, the principal business of the corporation or other organization in which such occupation or employment is carried on, and such nominees’ business experience during the past five years. Such information has been furnished to the Company by the director nominees:

Class B Nominees

Name	Age	Class	Position
Paul C. Cronson	48	B	Director
Rear Admiral Thomas Paulsen, USN (Ret.)	69	B	Director
Brigadier Gen. Stephen Seay, US Army (Ret.)	60	B	Director

Paul C. Cronson	Director Since 2003

Paul Cronson has served as a director since July of 2003. Mr. Cronson is Managing Director of Larkspur Capital Corporation, which he founded in 1992. Larkspur is a broker dealer that is a member of the National Association of Securities Dealers and advises companies seeking private equity or debt. Mr. Cronson's career in finance began in 1979 at Laidlaw, Adams Peck where he worked in asset management and corporate finance. From 1983 to 1985, Mr. Cronson worked with Samuel Montagu Co., Inc. in London, where he marketed eurobond issuers and structured transactions. Subsequently from 1985 to 1987, he was employed by Chase Investment Bank Ltd., where he structured international debt securities and he developed "synthetic asset" products using derivatives. Returning to the U.S., he joined Peter Sharp Co., where he managed a real estate portfolio, structured financings and assisted with capital market investments from until 1992. Mr. Cronson received his BA from Columbia College in 1979, and his MBA from Columbia University School of Business Administration in 1982. He is on the Board of Umbanet, in New York City, a private company specializing in email based distributed applications and secure messaging.

Rear Admiral Thomas Paulsen, USN (Ret.)	Director Since 2003
Admiral Thomas Paulsen has served as a director since July 2003 and was elected as Non-Executive Chairman in July 2006. Admiral Thomas Paulsen served for over 34 years in the US Navy in Command Control, Communications and Intelligence (C3I), Telecommunications, Network Systems Operations, Computers and Computer Systems Operations until his retirement in 1994 as a Rear Admiral. He then served as Chief Information Officer for Williams Telecommunications. Admiral Paulsen has served as a director Umbanet, Inc. since 2002. Since 2000, Admiral Paulsen has served on the Board of Governors of the Institute of Knowledge Management, George Washington University. Since 1994, he has served as the Chairman of the Advisory Board and President Emeritus of the Center for Advanced Technologies (CAT) and a Managing Partner on the National Knowledge and Intellectual Property Management Taskforce, a not-for-profit company headquartered in Dallas, Texas, and is a member of the Board of Governors for the Japanese American National Museum, Los Angeles, California.

Brigadier General Stephen Seay, US Army (Ret.)	Director Since 2005
General Stephen Seay held a wide variety of command and staff positions during his 33-year Army career, most importantly as a soldier's soldier volunteering for his final assignment with his troops in Iraq.  Most recently he was Program Executive Officer for Simulation, Training and Instrumentation, and Commanding General, Joint Contracting Command-Iraq/Head of Contracting Authority, Operation Iraqi Freedom.  He has also served as Program Manager for a joint system, headed the Joint Target Oversight Council and was Commanding General, Simulation, Training and Instrumentation Command (STRICOM), Army Materiel Command. Earlier, as a Field Artillery officer, he commanded at all levels, rising to corps artillery commander.  He served as Chief of Staff, United States Army, Europe (Forward) and National Security Element, Taszar, Hungary, during Operation Joint Endeavor.  He held resource management, operations research, and acquisition positions during three tours on Department of the Army staff.  Stephen Seay holds a Bachelor of Science degree from the University of New Hampshire and a Master of Science degree from North Carolina State University.

Information With Respect to Continuing Directors

Listed below are the continuing Class A and C directors, with information showing the principal occupation or employment of the director, the principal business of the corporation or other organization in which such occupation or employment is carried on, and such director’s business experience during the past five years. Such information has been furnished to the Company by the directors:

Name	Age	Class	Position
Dr. Radu Auf der Heyde	37	C	Director
Claude Charles	69	C	Director
Irwin Engelman	71	A	Director
Dr. Jacob (Jack) Goldman	83	C	Director
Gary W. Jones	51	A	Director
Dr. Jill Wittels	57	C	Director

Dr. Radu Auf der Heyde	Director since 2006
Effective as of August 15, 2006, the Board of Directors appointed Dr. Radu Auf der Heyde as a director of the Company, the first of two directors which the investors in the July 2006 Note Purchase Agreement have the right to designate to the Company’s Board. From October 2005 to the present, Dr. Auf der Heyde has served as President of Lightridge Capital, an investment management firm he founded which uses artificial intelligence technology to assist in decision-making to yield high risk-adjusted returns on investment.   From June 2003 to September 2005, he served as Vice President of Ameriquest Capital, a private equity firm. Aside from investing activities, he led various efforts at Ameriquest Capital’s portfolio companies, including setting up a program management and a software development quality assurance group, replacing core business applications, upgrading IT and communication infrastructures, and restructuring a call center. From September 1999 to June 2003, Dr. Auf der Heyde worked as a Principal at Mercer Management Consulting with a primary focus on business strategy development and new venture creation for a variety of leading electronic equipment manufacturers, technology services companies and telecommunication service providers. Dr. Auf der Heyde received a Ph.D. in engineering from Stanford University in 1999 and holds a diploma degree in engineering from the Technical University of Aachen (RWTH Aachen), Germany, which he received in 1993.

Claude Charles	Director since 2000
Claude Charles has served as a director since April of 2000. Mr. Charles has served as President of Great Tangley Corporation since 1999. From 1996 to 1998 Mr. Charles was Chairman of Equinox Group Holdings. Mr. Charles has also served as a director and in senior executive positions at SG Warburg and Co. Ltd., Peregrine Investment Holdings, Trident International Finance Ltd., and Dow Banking Corporation. Mr. Charles holds a B.S. in economics from the Wharton School at the University of Pennsylvania and a M.S. in international finance from Columbia University.

Irwin Engelman	Director since 2005
Irwin Engelman has been a director of eMagin since 2005. Mr. Engelman has been a director of New Plan Excel Realty Trust, Inc., a publicly-traded company that is one of the nation's largest owners and managers of community and neighborhood shopping centers, since 2003. He is currently a consultant to various industrial companies. From November 1999 until April 2002, he served as Executive Vice President and Chief Financial Officer of YouthStream Media Networks, Inc., a media and retailing company serving high school and college markets. From 1992 until April 1999, he served as Executive Vice President and Chief Financial Officer of MacAndrews and Forbes Holdings, Inc., a privately-held financial holding company. From November 1998 until April 1999, he also served as Vice Chairman, Chief Administrative Officer and a director of Revlon, Inc., a publicly-traded consumer products company. From 1978 until 1992, he served as an executive officer of various public companies including International Specialty Products, Inc. (a subsidiary of GAF Holdings Inc.), CitiTrust Bancorporation, General Foods Corporation and The Singer Company. He is currently a director of Sanford Bernstein Mutual Funds, a publicly-traded company, and a member of its audit committee. Mr. Engelman received a BBA in Accounting from Baruch College in 1955 and a Juris Doctorate from Brooklyn Law School in 1961. He was admitted practice law in the State of New York in 1962. In addition, he was licensed as a CPA in the State of New York in 1966.

Dr. Jack Goldman	Director since 2003

Dr. Jack Goldman joined our board of directors in February of 2003. Dr. Goldman is the retired senior vice-president for R&D and chief technical officer of the Xerox Corporation. While at Xerox, he founded and directed the celebrated Xerox PARC laboratory. Prior to joining Xerox, Dr. Goldman was Director of Ford Motor Company's Scientific Research Laboratory. He also served as Visiting Edwin Webster Professor at MIT. Dr. Goldman presently serves on the Boards of Directors of Umbanet Inc. and Medis Technologies Inc., and he has served on the Boards of Xerox, General Instrument Corp., United Brands, Intermagnetics General, GAF and Bank Leumi USA. He has also been active in government and professional advisory roles including service on the US Dept. of Commerce Technical Advisory Board, chairman of Statutory Visiting Committee of The National Bureau of Standards (National Institute of Standards and Technology), vice-president of the American Association for the Advancement of Science and president of the Connecticut Academy of Science and Engineering.

Gary W. Jones	Director since 1992
Gary W. Jones has served as Chief Executive Officer, and President of eMagin since 1992, as Acting Chief Financial Officer from August 2002 to June 2004, and as Chairman from 1992 to 2006. Mr. Jones has over 20 years of experience in both public and private companies in the areas of business development, high volume manufacturing, product development, research, and marketing. Prior to founding FED Corporation/eMagin Corporation, Mr. Jones served as Director of the Device Development and Processing division at MCNC Center for Microelectronics in North Carolina from 1985 to 1992. From 1977 to 1985 Mr. Jones managed both semiconductor manufacturing and research and development programs at Texas Instruments. Mr. Jones received a B.S. in electrical engineering and physics from Purdue University. Mr. Jones has served as a member of the Executive Committee of the Board of the United States Display Consortium.

Dr. Jill Wittels	Director since 2003
Dr. Jill Wittels has served as a director since July 2003. Since February 2001, Dr. Wittels has been the Corporate Vice President, Business Development for L-3 Communications, a merchant supplier of intelligence, surveillance and reconnaissance systems and products, secure communications systems and products, avionics and ocean products, training devices and services, microwave components and telemetry, instrumentations, space and navigation products. Dr. Wittels has over 25 years of management, engineering and leadership experience. Prior to L-3 Communications, Dr. Wittels worked for 21 years with BAE Systems and its predecessor companies, including Lockheed Martin, Loral and Honeywell. Most recently, she served as vice president and general manager of BAE Systems' Information and Electronic Warfare Systems/Infrared and Imaging Systems division. Dr. Wittels began her career as a systems engineer and has also served as a Congressional Fellow for the American Physical Society, a research associate at Massachusetts Institute of Technology and a senior visiting scientist for the National Academy of Sciences. Dr. Wittels received a Bachelor of Science degree in Physics from MIT in 1970 and received a PhD in Physics from MIT in 1975. She serves on the Board of Overseers for the Department of Energy's Fermi National Accelerator Lab, is a member of the American Physical Society and a member of the American Astronomical Society. Dr. Wittels presently serves on the Boards of Directors of Innovative Micro Technology Inc. and of Millivision Inc.

Required Vote

Each director will be elected by plurality of the votes cast by the stockholders present in person or represented by proxy at the Annual Meeting.

RECOMMENDATION OF THE BOARD FOR PROPOSAL NO. 1:

THE BOARD RECOMMENDS A VOTE FOR THE ELECTION OF ALL THE ABOVE NOMINEES.

ITEM 2

PROPOSAL TO AMEND THE COMPANY’S CERTIFICATE OF INCORPORATION TO INCREASE THE MAXIMUM NUMBER OF DIRECTORS WHICH MAY BE APPOINTED TO THE COMPANY’S BOARD OF DIRECTORS FROM 9 TO 10 PERSONS

As discussed in this proxy statement, the Company entered into several Note Purchase Agreements (the “Purchase Agreements”) on July 21, 2006 to sell to certain qualified institutional buyers and accredited investors up to $5,970,000 in principal amount 6% Senior Secured Convertible Notes Due 2007-2008, together with warrants to purchase 16,073,067 shares of the Company’s common stock. Under the Purchase Agreements, the investors have the right to designate two persons to serve on the Company’s Board of Directors.

Effective as of August 15, 2006, the Board of Directors appointed Dr. Radu Auf der Heyde as a director of the Company, the first of two directors which the investors have the right to designate to the Company’s Board. With the election of Dr. Auf der Heyde, the Company’s Board of Directors now consists of 9 members.

Article Six(a) of the Company’s Amended and Restated Certificate of Incorporation provides that the Board of Directors of the Company shall consist of between 3 and 9 members as may be fixed from time to time by the Board of Directors pursuant to a resolution adopted by a majority of the Board of Directors. Effective August 15, 2006, our Board of Directors approved an amendment to Article Six(a) of the Company’s Amended and Restated Certificate of Incorporation to increase the maximum number of directors which may be appointed to the Board from 9 to 10 persons in order to create an additional space on the Board of Directors to allow for the nomination of a second director by the investors to the Company’s Board, which shall be subject to approval by the Board of Directors.

Approving of the amendment to the Company's certificate of incorporation to increase the maximum number of directors which may be appointed to the Company’s Board of Directors from 9 to 10 persons requires the affirmative vote of the holders of at least 66 2/3% of the shares of common stock present in person or represented by proxy and entitled to vote at the Annual Meeting.

RECOMMENDATION OF THE BOARD FOR PROPOSAL NO. 2:

THE BOARD RECOMMENDS A VOTE FOR THE APPROVAL OF THE
AMENDMENT TO THE COMPANY’S CERTIFICATE OF INCORPORATION TO
INCREASE THE MAXIMUM NUMBER OF DIRECTORS WHICH MAY BE APPOINTED
TO THE COMPANY’S BOARD OF DIRECTORS FROM 9 TO 10 PERSONS

ITEM 3

THE POTENTIAL ISSUANCE OF SHARES OF OUR COMMON STOCK UNDERLYING SECURITIES CONVERTIBLE OR EXERCISABLE INTO COMMON STOCK AT A PRICE BELOW FAIR MARKET VALUE IF THE CONVERSION AND EXERCISE PRICES OF SUCH SECURITIES ARE ADJUSTED TO A PRICE BELOW FAIR MARKET VALUE

We are seeking our stockholders' approval, to the extent required by the American Stock Exchange ("AMEX"), to potentially issue shares of our common stock underlying our 6% Senior Secured Convertible Notes Due 2007-2008 and warrants to purchase shares of our common stock, at a price below fair market value at the time of issuance and sale.

On July 21, 2006, we entered into several Note Purchase Agreements (the “Purchase Agreements”) to sell to certain qualified institutional buyers and accredited investors up to $5,970,000 in principal amount 6% Senior Secured Convertible Notes Due 2007-2008 (the “Notes”), together with warrants to purchase 16,073,067 shares of our common stock, par value $0.001 per share. In addition, on the same date, we entered into an additional Note Purchase Agreement with Stillwater LLC which provides for the purchase and sale of an additional Note in the principal amount of up to $500,000 (the “Stillwater Note”), together with a warrant (the “Stillwater Warrant”) to purchase 70% of the number of shares issuable upon conversion of the Stillwater Note, at our sole discretion by delivery of a notice to Stillwater on December 14, 2006 for the completion of the purchase and sale to occur on December 29, 2006 (the "Closing Date"). Our ability to require Stillwater to purchase and pay for the Stillwater Note and Stillwater Warrant shall be reduced by the sum of (i) the additional financing raised by us prior to the Closing Date, and (ii) the aggregate exercise price paid by Stillwater to us upon exercise of all or a portion of any of our common stock purchase warrants owned by Stillwater prior to the Closing Date, including a warrant to purchase 1,923,077 shares of our common stock which we issued to Stillwater on July 21, 2006 (the “July Warrant”).

The Notes are convertible into shares of our common stock at a price equal to $.26 (100% of the market price of the common stock on July 20, 2006) and the Warrants are exercisable into common stock at $.36 per share (100% of the market price of the common stock on July 20, 2006, plus $.10). The conversion price of the Stillwater Note shall be equal to 100% of the market price of the common stock on December 13, 2006 and the exercise price of the Stillwater Warrant will be equal to 100% of the market price of the common stock on December 13, 2006, plus $0.10. In addition, the exercise price of the July Warrant issued to Stillwater is $.26 per share (100% of the market price of the common stock on July 20, 2006). The aforementioned conversion and exercise prices are subject to adjustment in the event that our Chief Executive Officer, Chief Financial Officer or Chief Strategy Officer sells, transfers or disposes of shares of common stock or securities convertible into our common stock, other than 50,000 shares of common stock in any fiscal quarter which our Chief Financial Officer is permitted to sell on or after January 1, 2007. In such event the conversion and exercise prices shall be reduced, if applicable, to a price equal to the average of the daily volume weighted average prices for each of the three trading days following the date such sale, transfer or disposition is reported, or required to be reported, on a Form 4 filing with the Securities and Exchange Commission.

If our Chief Executive Officer, Chief Financial Officer or Chief Strategy Officer sells, transfers or disposes of shares of common stock or securities convertible into our common stock and the adjustment provision is triggered as set forth above, the conversion and exercise prices of the Notes, Warrants, Stillwater Notes, Stillwater Warrants and the July Warrant could be adjusted to a price below the fair market value on the day in which we are required to issue common stock underlying said securities.

Under Section 713 of the Listing Standards, Policies and Requirements of the AMEX, the sale, issuance, or potential issuance by a company of common stock (or securities convertible into common stock) equal to 20% or more of presently outstanding stock for less than the greater of book or market value of our stock requires stockholder approval, provided that stockholder approval is not required for a "public offering" as defined by the AMEX.

The vote required to approve the issuance of our common stock as proposed is a majority of the shares present in person or by proxy and entitled to vote at the Annual Meeting. If this proposal is not approved, any issuance requiring such approval will not be made, although further approvals may be sought. If the issuances are approved we do not intend to solicit the further approval of our stockholders for any issuance as to which the required approval remains in effect.

RECOMMENDATION OF THE BOARD FOR PROPOSAL NO. 3:

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE POTENTIAL ISSUANCE OF SHARES OF OUR COMMON STOCK UNDERLYING SECURITIES CONVERTIBLE OR EXERCISABLE INTO COMMON STOCK AT A PRICE BELOW FAIR MARKET VALUE IF THE CONVERSION AND EXERCISE PRICES OF SUCH SECURITIES ARE ADJUSTED TO A PRICE BELOW FAIR MARKET VALUE.

ITEM 4

APPROVAL OF THE REVERSE STOCK SPLIT

The Board of Directors has unanimously adopted a resolution approving, declaring advisable and recommending to the stockholders for their approval an amendment to our amended and restated certificate of incorporation to effect a reverse stock split of outstanding shares of common stock at a ratio of one-for-ten.

The reverse stock split will be affected by filing an amendment to our amended and restated certificate of incorporation with the State of Delaware. The certificate of amendment will effect a reverse stock split of the shares by reducing the number of issued and outstanding shares of common stock by the ratio determined by the board of directors to be in the best interests of the Company and its stockholders, but will not change the number of authorized shares of common stock or preferred stock or the par value of the common stock or preferred stock. A copy of the proposed amendment to our certificate of incorporation effecting the 1-for-10 reverse stock split is attached at the back of this proxy statement as Appendix A.

Reasons for Board Recommendation

The Board of Directors is recommending that you empower the Board of Directors to effectuate, in the Board of Directors’ discretion, the reverse stock split within the foregoing ratios for the following reasons:

•	Because the Board of Directors believes a higher stock price may help generate investor interest in the Company and help the Company attract and retain employees and other service providers;
•
Because the Company agreed to use its best efforts to effectuate the proposed split, subject to stockholder approval, pursuant to certain Note Purchase Agreements dated July 21, 2006 for the purchase and sale of convertible notes and warrants to certain accredited and/or institutional investors (as further described below); and

•	Because the Company requires additional authorized but unissued shares of common stock.

The Board of Directors believes that a higher stock price would help the Company attract and retain employees and other service providers. The Board of Directors believes that some potential employees and service providers are less likely to work for a company with a low stock price, regardless of the size of the company’s market capitalization. If the reverse stock split successfully increases the per share price of our common stock, the Board of Directors believes this increase will enhance our ability to attract and retain employees and service providers. Further, in deciding at what ratio to effectuate the reverse stock split, the Board of Directors will consider that our common stock may not appeal to brokerage firms that are reluctant to recommend lower priced securities to their clients. Investors may also be dissuaded from purchasing lower priced stocks because the brokerage commissions, as a percentage of the total transaction, tend to be higher for such stocks. Moreover, the analysts at many brokerage firms do not monitor the trading activity or otherwise provide coverage of lower priced stocks. Most investment funds are reluctant to invest in lower priced stocks.

The increase in the number of authorized but unissued shares of common stock would enable the Company, without further stockholder approval, to issue shares from time to time as may be required for proper business purposes, such as raising additional capital for ongoing operations, business and asset acquisitions, stock splits and dividends, present and future employee benefit programs and other corporate purposes. In addition, the Board of Directors believes that having additional authorized but unissued shares of common stock through the effectuation of the reverse stock split could have a number of effects on the Company's stockholders depending upon the exact nature and circumstances of any actual issuances of authorized but unissued shares. The increase could have an anti-takeover effect, in that additional shares could be issued (within the limits imposed by applicable law) in one or more transactions that could make a change in control or takeover of the Company more difficult. For example, additional shares could be issued by the Company so as to dilute the stock ownership or voting rights of persons seeking to obtain control of the Company. Similarly, the issuance of additional shares to certain persons allied with the Company's management could have the effect of making it more difficult to remove the Company's current management by diluting the stock ownership or voting rights of persons seeking to cause such removal. Except as further discussed herein, the Board of Directors is not aware of any attempt, or contemplated attempt, to acquire control of the Company, and this proposal is not being presented with the intent that it be utilized as a type of anti-takeover device.

Except for the following, there are currently no plans, arrangements, commitments or understandings for the issuance of the additional shares of common stock which are proposed to be authorized:

July 2006 Note Purchase Agreements

On July 21, 2006, we entered into several Note Purchase Agreements (the “Purchase Agreements”) to sell to certain qualified institutional buyers and accredited investors up to $5,970,000 in principal amount 6% Senior Secured Convertible Notes Due 2007-2008, together with warrants to purchase 16,073,067 shares of our common stock, par value $0.001 per share. In addition, $20,000 of fees due to our investment banker was paid through participation in the notes transaction and convertible into 76,923 common shares with warrants to purchase 53,846 shares of our common stock.

50% of the aggregate principle amount of each Note matures 1 year after the date of issuance and the remaining 50% matures 18 months after the date of issuance. The Notes pay 6% interest quarterly, commencing on September 1, 2006, and are convertible into shares of common stock at a conversion price equal to $0.26 per share (the “Conversion Price”). In addition, we have the right to redeem all of the outstanding principal and accrued and unpaid interest due under the Notes upon certain conditions, including, but not limited to, that no event of default has occurred or is continuing and that there is an effective registration statement registering the shares underlying the Notes and the Warrants.

The Warrants are exercisable into shares of our common stock until July 21, 2011 at an exercise price of $0.36 per share (the “Exercise Price”). The investors may exercise the Warrants on a cashless basis beginning one year after the date of issuance if the shares of common stock underlying the Warrants are not then registered pursuant to an effective registration statement or if an event of default, as defined in the Notes, has occurred and is continuing.

The Conversion Price and the Exercise Price are subject to adjustment for certain events, including the payment of dividends, distributions or split of our common stock, or in the event of our consolidation, merger or reorganization. In addition, the Conversion Price and the Exercise Price are also subject to adjustment in the event that our Chief Executive Officer, Chief Financial Officer or Chief Strategy Officer sells, transfers or disposes of shares of common stock or securities convertible into our common stock, other than 50,000 shares of common stock in any fiscal quarter which our Chief Financial Officer is permitted to sell on or after January 1, 2007. In such event the Conversion and Exercise Prices shall be reduced, if applicable, to a price equal to the average of the daily volume weighted average prices for each of the three trading days following the date such sale, transfer or disposition is reported, or required to be reported, on a Form 4 filing with the Securities and Exchange Commission (the “Commission”); provided, that, if such an adjustment would require us to seek stockholder approval of the transactions in accordance with Rule 713 of the American Stock Exchange Company Guide,  then such adjustment shall not reduce the Conversion Price or Exercise Price to a price lower than the Conversion Price until such time as stockholder approval is obtained.

Paul Cronson, a Director, John Atherly, Chief Financial Officer, and Olivier Prache, Senior Vice President of Display Manufacturing and Development Operations of our company participated in the private placement through the purchase of an aggregate of $270,000 in principal amount of Notes, together with Warrants to purchase an aggregate of 726,921 shares of common stock, each on the same terms and conditions as the other investors.

In addition to the foregoing, on the same date, we entered into an additional Note Purchase Agreement with Stillwater LLC which provides for the purchase and sale of an additional Note in the principal amount of up to $500,000 (the “Stillwater Note”), together with a warrant (the “Stillwater Warrant”) to purchase 70% of the number of shares issuable upon conversion of the Stillwater Note, at our sole discretion by delivery of a notice to Stillwater on December 14, 2006 for the completion of the purchase and sale to occur on December 29, 2006 (the "Closing Date"). Our ability to require Stillwater to purchase and pay for the Stillwater Note and Stillwater Warrant shall be reduced by the sum of (i) the additional financing raised by us prior to the Closing Date, and (ii) the aggregate exercise price paid by Stillwater to us upon exercise of all or a portion of any of our common stock purchase warrants owned by Stillwater prior to the Closing Date, including a warrant to purchase 1,923,077 shares of our common stock which we issued to Stillwater on July 21, 2006 (the “July Warrant”) on similar terms and conditions as the Warrants set forth above, with an exercise price of $0.26. We are registering the shares of common stock underlying the July Warrant in this prospectus. The conversion price of the Stillwater Note shall be equal to 100% of the market price of the common stock on December 13, 2006 and the exercise price of the Stillwater Warrant will be equal to 100% of the market price of the common stock on December 13, 2006, plus $0.10. Further, we are obligated to use our best efforts to register the shares underlying the Stillwater Note, and the Stillwater Warrant no later than 90 days after the Closing Date. In the event of a default of our registration obligations, including our agreement to file the registration statement with the Commission no later than 90 days after the closing date, or if the registration statement is not declared effective within 150 days after the closing date (180 days if the registration statement is reviewed by the Commission), we are required to pay to Stillwater, as partial liquidated damages, for each month that the registration statement has not been filed or declared effective, as the case may be, a cash amount equal to 1% of the liquidated value of the Stillwater Note.

The following are the risks associated with the July 2006 Note Purchase Agreements:

THERE ARE A LARGE NUMBER OF SHARES UNDERLYING OUR SECURED CONVERTIBLE NOTES AND WARRANTS THAT MAY BE AVAILABLE FOR FUTURE SALE AND THE SALE OF THESE SHARES MAY DEPRESS THE MARKET PRICE OF OUR COMMON STOCK.

As of August 1, 2006, we had 100,522,492 shares of common stock issued and outstanding, senior secured convertible notes outstanding that may be converted into an estimated 23,038,454 shares of common stock at $.26 and outstanding warrants to purchase 37,404,461 shares of common stock and options to purchase 11,715,754shares. All of the shares issuable upon conversion of the secured convertible notes and upon exercise of our warrants and options, may be sold without restriction. Sales of significant amounts of common stock in the public market, or the perception that such sales may occur, could materially affect the market price of our common stock. These sales might also make it more difficult for us to sell equity or equity-related securities in the future at a time and price that we deem appropriate.

THE ISSUANCE OF SHARES UPON CONVERSION OF THE SECURED CONVERTIBLE NOTES AND EXERCISE OF OUTSTANDING WARRANTS MAY CAUSE IMMEDIATE AND SUBSTANTIAL DILUTION TO OUR EXISTING STOCKHOLDERS.

The issuance of shares upon conversion of the secured convertible notes and exercise of warrants may result in substantial dilution to the interests of other stockholders. Although certain of the selling stockholders may not convert their secured convertible notes and/or exercise their warrants if such conversion or exercise would cause such stockholder to own more than 9.99% of our outstanding common stock, this restriction does not prevent each of such selling stockholders from converting and/or exercising and selling some of its holdings and then converting the rest of its holdings. In this way, such selling stockholders could sell more than this limit while never holding more than this limit.

IF WE ARE REQUIRED FOR ANY REASON TO REPAY OUR OUTSTANDING SECURED CONVERTIBLE NOTES, WE WOULD BE REQUIRED TO DEPLETE OUR WORKING CAPITAL, IF AVAILABLE, OR RAISE ADDITIONAL FUNDS. OUR FAILURE TO REPAY THE SECURED CONVERTIBLE NOTES, IF REQUIRED, COULD RESULT IN LEGAL ACTION AGAINST US, WHICH COULD REQUIRE THE SALE OF SUBSTANTIAL ASSETS.

In July 2006, we entered into Note Purchase Agreements for the sale of an aggregate of $5,970,000 principal amount of secured convertible notes. 50% of the aggregate principle amount of each secured convertible note matures 1 year after the date of issuance and the remaining 50% matures 18 months after the date of issuance, unless sooner converted into shares of our common stock. In addition, the secured convertible notes pay 6% interest per annum. Any event of default such as our failure to repay the principal or interest when due, our failure to issue shares of common stock upon conversion by the holder, our failure to timely file a registration statement or have such registration statement declared effective, breach of any covenant, representation or warranty in the Note Purchase Agreements or related convertible note, the assignment or appointment of a receiver to control a substantial part of our property or business, the commencement of a bankruptcy, insolvency, reorganization or liquidation proceeding against our company and the delisting of our common stock could require the early repayment of the secured convertible notes, including a default interest rate of 12% on the outstanding principal balance of the notes if the default is not cured within the specified grace period. We anticipate that the full amount of the secured convertible notes will be converted into shares of our common stock, in accordance with the terms of the secured convertible notes. If we were required to repay the secured convertible notes, we would be required to use our limited working capital and raise additional funds. If we were unable to repay the notes when required, the note holders could commence legal action against us and foreclose on all of our assets to recover the amounts due. Any such action would require us to curtail or cease operations.

IF AN EVENT OF DEFAULT OCCURS UNDER THE NOTE PURCHASE AGREEMENTS, SECURED CONVERTIBLE NOTES, WARRANTS, SECURITY AGREEMENT OR PATENT AND TRADEMARK SECURITY AGREEMENT, THE INVESTORS COULD TAKE POSSESSION OF ALL OUR GOODS, INVENTORY, CONTRACTUAL RIGHTS AND GENERAL INTANGIBLES, RECEIVABLES, DOCUMENTS, INSTRUMENTS, CHATTEL PAPER, AND INTELLECTUAL PROPERTY.

In connection with the Note Purchase Agreements we entered into in July 2006, we executed a Security Agreement, a Patent and Trademark Security Agreement and a Lockbox Agreement, each in favor of the investors granting them a first priority security interest in all of our goods, inventory, contractual rights and general intangibles, receivables, documents, instruments, chattel paper, and intellectual property. The Security Agreement, Patent and Trademark Security Agreement and Lockbox Agreement state that if an event of default occurs under the Note Purchase Agreements, Secured Convertible Notes, Warrants, Security Agreement, Patent and Trademark Security Agreement or Lockbox Agreement, the investors have the right to take possession of the collateral, to operate our business using the collateral, and have the right to assign, sell, lease or otherwise dispose of and deliver all or any part of the collateral, at public or private sale or otherwise to satisfy our obligations under these agreements.

Potential Disadvantages to the Reverse Stock Split

Reduced Market Capitalization. As noted above, the principal purpose of the reverse stock split would be to help maintain the price of our common stock at a higher level. We cannot assure you that the reverse stock split will accomplish this objective. While we expect that the reduction in our outstanding shares of common stock will increase the market price of our common stock, we cannot assure you that the reverse stock split will increase the market price of our common stock by a multiple equal to the number of pre-split shares in the reverse split ratio determined by the board of directors, which will be ten, or result in any permanent increase in the market price, which can be dependent upon many factors, including our business and financial performance and prospects. Should the market price decline after the reverse stock split, the percentage decline may be greater, due to the smaller number of shares outstanding, than it would have been prior to the reverse stock split. In some cases the stock price of companies that have effected reverse stock splits has subsequently declined back to pre-reverse split levels. Accordingly, we cannot assure you that the market price of our common stock immediately after the effective date of the proposed reverse stock split will be maintained for any period of time or that the ratio of post and pre-split shares will remain the same after the reverse stock split is effected, or that the reverse stock split will not have an adverse effect on our stock price due to the reduced number of shares outstanding after the reverse stock split. A reverse stock split is often viewed negatively by the market and, consequently, can lead to a decrease in our overall market capitalization. If the per share price does not increase proportionately as a result of the reverse stock split, then our overall market capitalization will be reduced.

Increased Transaction Costs. The number of shares held by each individual stockholder will be reduced if the reverse stock split is implemented. This will increase the number of stockholders who hold less than a "round lot," or 100 shares. Typically, the transaction costs to stockholders selling "odd lots" are higher on a per share basis. Consequently, the reverse stock split could increase the transaction costs to existing stockholders in the event they wish to sell all or a portion of their position.

Liquidity. Although the board believes that the decrease in the number of shares of our common stock outstanding as a consequence of the reverse stock split and the anticipated increase in the price of our common stock could encourage interest in our common stock and possibly promote greater liquidity for our stockholders, such liquidity could also be adversely affected by the reduced number of shares outstanding after the reverse stock split.

Authorized Shares; Future Financings. Upon effectiveness of such a 1-for-10 reverse stock split, the number of authorized shares of common stock that are not issued or outstanding, as of *, 2006, would increase from approximately * shares to approximately * shares. As a result, we will have an increased number of authorized but unissued shares of common stock. Authorized but unissued shares will be available for issuance, and we may issue such shares in financings or otherwise. If we issue additional shares, the ownership interests of our current stockholders may be diluted.

Effect on Fractional Shares

A reverse stock split would result in some stockholders owning a fractional share of common stock. For example, in a 1-for-10 reverse stock split, the shares owned by a stockholder with 112 shares would be converted into 11.2 shares. In lieu of issuing fractional shares, the Company will issue to any shareholder who otherwise would have been entitled to receive a fractional share as a result of the reverse split an additional full share of its common stock.

Effect of Reverse Stock Split on Options

The number of shares subject to outstanding options to purchase shares of our common stock also would automatically be reduced in the same ratio as the reduction in the outstanding shares. Correspondingly, the per share exercise price of those options will be increased in direct proportion to the reverse stock split ratio, so that the aggregate dollar amount payable for the purchase of the shares subject to the options will remain unchanged. For example, a 1-for-10 reverse stock split is implemented and an optionee holds options to purchase 1,000 shares at an exercise price of $0.66 per share. On the effectiveness of the 1-for-10 reverse stock split, the number of shares subject to that option would be reduced to 100 shares and the exercise price would be proportionately increased to $6.60 per share.

Effect of Reverse Stock Split on Warrants

The agreements governing the outstanding warrants to purchase shares of our common stock include provisions requiring adjustments to both the number of shares issuable upon exercise of such warrants, and the exercise prices of such warrants, in the event of a reverse stock split. For example, assume that a 1-for-10 reverse stock split is implemented and a warrant holder holds a warrant to purchase 10,000 shares of our common stock at an exercise price of $.75 per share. On the effectiveness of the reverse stock split, the number of shares subject to that warrant would be reduced to 1,000 shares and the exercise price would be proportionately increased to $7.50 per share.

Implementation and Effect of the Reverse Stock Split

If approved by our stockholders at the annual meeting that effecting a reverse stock split at a 1-for-10 ratio is in our best interests and the best interests of our stockholders. Following such determinations, the board will effect the reverse stock split by directing management to file the certificate of amendment with the Delaware Secretary of State. The reverse stock split will become effective at the time specified in the certificate of amendment after the filing of the amendment with the Delaware Secretary of State, which we refer to as the “effective time”.

We estimate that, following the reverse stock split, we would have approximately the same number of stockholders and the completion of the reverse stock split would not affect any stockholder's proportionate equity interest in our company. By way of example, a stockholder who owns a number of shares that prior to the reverse stock split represented one-half of a percent of the outstanding shares of the company would continue to own one-half of a percent of our outstanding shares after the reverse stock split. The reverse stock split also will not affect the number of shares of common stock that our board of directors is authorized to issue under our amended and restated certificate of incorporation, which will remain unchanged at 200,000,000 shares. However, it will have the effect of increasing the number of shares available for future issuance because of the reduction in the number of shares that will be outstanding after giving effect to the reverse stock split.

Exchange of Stock Certificates and Payment for Fractional Shares

Exchange of Stock Certificates. Promptly after such an effective time, you would be notified that the reverse stock split has been effected and the applicable ratio. Our stock transfer agent, Continental Stock Transfer & Trust Company, whom we refer to as the “exchange agent”, would implement the exchange of stock certificates representing outstanding shares of common stock. You would be asked to surrender to the exchange agent certificates representing your pre-split shares in exchange for certificates representing your post-split shares in accordance with the procedures to be set forth in a letter of transmittal which we would send to you. You would not receive a new stock certificate representing your post-split shares until you surrender your outstanding certificate(s) representing your pre-split shares, together with the properly completed and executed letter of transmittal to the exchange agent. We would not issue scrip or fractional shares, or certificates for fractional shares, in connection with the reverse stock split. Should you be entitled to receive fractional shares because you hold a number of shares not evenly divisible by the reverse split number which will be ten, you will be entitled, upon surrender to the exchange agent of certificates representing such shares, to receive an additional full share of common stock.

IF THIS REVERSE SPLIT WERE TO BE EFFECTED, PLEASE DO NOT DESTROY ANY STOCK CERTIFICATE OR SUBMIT ANY OF YOUR CERTIFICATES UNTIL YOU ARE REQUESTED TO DO SO.

Effect of Failure to Exchange Stock Certificates. Upon the filing of the amendment to our certificate of incorporation with the Delaware Secretary of State, each certificate representing shares of our common stock outstanding prior to the that time would, until surrendered and exchanged as described above, be deemed, for all corporate purposes, to evidence ownership of the whole number of shares of our common stock. However, a holder of such unexchanged certificates would not be entitled to receive any dividends or other distributions payable by us after the effective date, until the old certificates have been surrendered. Such dividends and distributions, if any, would be accumulated, and at the time of surrender of the old certificates, all such unpaid dividends or distributions will be paid without interest.

No Appraisals Rights

Under the Delaware General Corporation Law and our certificate of incorporation and bylaws, you are not entitled to appraisal rights with respect to the reverse stock split.

Federal Income Tax Consequences

The following description of the material federal income tax consequences of the reverse stock split is based on the Internal Revenue Code, applicable Treasury Regulations promulgated under the Code, judicial authority and current administrative rulings and practices as in effect on the date of this proxy statement. Changes to the laws could alter the tax consequences described below, possibly with retroactive effect. We have not sought and will not seek an opinion of counsel or a ruling from the Internal Revenue Service regarding the federal income tax consequences of any of the proposed reverse stock splits. This discussion is for general information only and does not discuss the tax consequences that may apply to special classes of taxpayers (e.g., non-resident aliens, broker/dealers or insurance companies). The state and local tax consequences of the reverse stock split may vary significantly as to each stockholder, depending upon the jurisdiction in which such stockholder resides. We urge stockholders to consult their own tax advisors to determine the particular consequences to them.

We believe that because the reverse stock split is not part of a plan to increase periodically a stockholder's proportionate interest in our assets or earnings and profits, the reverse stock split will likely have the following federal income tax effects.

A stockholder who receives solely a reduced number of shares of our common stock will not recognize gain or loss. In the aggregate, such a stockholder's basis in the reduced number of shares of our common stock will equal the stockholder's basis in its old shares of common stock and the holding period of the common stock received after the reverse stock split will include the holding period of the common stock held prior to the reverse stock split exchanged therefore.

We will not recognize any gain or loss as a result of the reverse stock split.

RECOMMENDATION OF THE BOARD FOR PROPOSAL NO. 4:

THE BOARD RECOMMENDS A VOTE FOR APPROVAL OF THE REVERSE STOCK SPLIT.

ITEM 5

INCREASE OF THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK ISSUABLE PURSUANT TO THE 2004 NON-EMPLOYEE COMPENSATION PLAN

At the Annual Meeting, the Company's stockholders are being asked to approve an increase in the number of authorized shares of common stock issuable pursuant to the 2004 Non-Employee Compensation Plan ("2004 Non-Employee Compensation Plan") from 2,000,000 to 9,500,000 shares. The Board has unanimously approved such increase and has directed that it be submitted for the approval of the stockholders at the annual meeting. The increase in the number of authorized shares of common stock issuable pursuant to the 2004 Non-Employee Compensation Plan from 2,000,000 to 9,500,000 shares will become effective on the date of shareholder approval (the "Effective Date").

The following description of the 2004 Non-Employee Compensation Plan is only a summary of the important provisions of the 2004 Non-Employee Compensation Plan and does not contain all of the terms and conditions of the 2004 Non-Employee Compensation Plan. A copy of the 2004 Non-Employee Compensation Plan is attached to this Proxy Statement as “Appendix B”.

What Is the Purpose of the 2004 Non-Employee Compensation Plan?

The purpose of the 2004 Non-Employee Compensation Plan is to help us retain consultants, professionals, and service providers who provide services to the Company in connection with, among other things, the Company's obligations as a publicly-held reporting company. In addition, we expect to benefit from the added interest that the awardees will have in our welfare as a result of their ownership or increased ownership of our Common Stock.

Over the last two years, we have been able to engage consultants, professionals, and service providers by compensating them through the issuance of shares of our common stock. This afforded us the ability to utilize our cash, at a time when we were seeking out financing and working with our creditors with respect to restructuring outstanding obligations, for the more immediate needs that we had related to the acquisition of the products and inventory needed to further our manufacturing process so as to be able to deliver finished goods to our customers pursuant to outstanding orders. The cost of capital obtained through these supplier and strategic stock issuances has typically been much less than the cost of capital obtained through private placements as warrant issuances and expenses of a capital raise are typically much lower. We believe that, for the foreseeable future, it is in our best interests to be able to continue to engage and compensate such persons through the payment of our shares of common stock. In addition, Section 711 of the AMEX Company Guide, which was amended in October 2003, now requires that such compensation arrangements be approved by the Company's shareholders. For the foregoing reasons, the Board of Directors has unanimously approved the increase in the number of authorized shares of common stock issuable pursuant to the 2004 Non-Employee Compensation Plan from 2,000,000 to 9,500,000 shares and has directed that such proposal be submitted for the approval of the stockholders at the annual meeting.

What Types of Awards Can be Granted Under the 2004 Non-Employee Compensation Plan?

Awards authorized under the 2004 Non-Employee Compensation Plan shall consist of shares of our common stock. Such awards may be subject to forfeiture in the event of premature termination of engagement, failure to meet certain performance objectives, or other conditions, as may be determined by the Board of Directors.

Each award described above is sometimes referred to in this Proxy Statement as an "Award", and all such awards are sometime collectively referred to in this Proxy Statement as "Awards" and individuals receiving Awards are sometimes referred to as "Awardees".

How Will the 2004 Non-Employee Compensation Plan Be Administered?

The 2004 Non-Employee Compensation Plan will be administered by the Board of Directors (provided however, that the Board may delegate such administration to the Compensation Committee). Subject to the express terms and conditions of the 2004 Non-Employee Compensation Plan, the Board of Directors will have full power to make Awards, to construe or interpret the 2004 Non-Employee Compensation Plan, to prescribe, amend and rescind rules and regulations relating to it and to make all other determinations necessary or advisable for its administration. Except as otherwise provided in the 2004 Non-Employee Compensation Plan, the Board of Directors may also determine which persons shall be granted Awards, the nature of the Awards granted, the number of shares subject to Awards and the time at which Awards shall be made. Such determinations will be final and binding.

How Much Stock Will Be Available Under the 2004 Non-Employee Compensation Plan?

The only class of stock subject to an Award is Common Stock. The maximum number of shares of Common Stock with respect to which Awards may be granted is currently 2,000,000 shares of which 90% have been distributed over the past two years under the plan; however, this number is subject to adjustment in the event of a recapitalization, reorganization or similar event. If our stockholders approve this Proposal 4, the maximum number of shares of Common Stock with respect to which Awards may be granted will be 9,500,000 shares.

Shares shall consist, in whole or in part, of authorized and unissued shares or treasury shares. Any shares represented by Awards that are cancelled, forfeited, terminated or expired will again be available for grants and issuance under the 2004 Non-Employee Compensation Plan.

Who Is Eligible to Participate in the 2004 Non-Employee Compensation Plan?

Persons eligible for Awards under the 2004 Non-Employee Compensation Plan will be limited to consultants, professionals and service providers of the Company and our subsidiaries ("Eligible Persons"). The Board of Directors will select who will receive Awards and the amount and nature of such Awards.

What Happens If the Number of Outstanding Shares Changes Because of a Merger, Consolidation, Recapitalization or Reorganization?

In the event that our outstanding shares of Common Stock are increased, decreased or changed or converted into other securities by reason of merger, reorganization, consolidation, recapitalization, stock dividend, extraordinary cash dividend or other change in our corporate structure affecting the stock, the number of shares that may be delivered under the 2004 Non-Employee Compensation Plan and the number and/or the purchase price of shares subject to outstanding Awards under the 2004 Non-Employee Compensation Plan may be adjusted at the sole discretion of the Board of Directors to the extent that the Board of Directors determines to be appropriate, provided, however, that the number of shares subject to any Awards will always be a whole number.

When Will the 2004 Non-Employee Compensation Plan Terminate?

The 2004 Non-Employee Compensation Plan will expire on May 17, 2014, but the Board of Directors may terminate the 2004 Non-Employee Compensation Plan at any time prior to that date and Awards granted prior to such termination may extend beyond such date. Termination of the 2004 Non-Employee Compensation Plan will not alter or impair, without the consent of the Awardee, any of the rights or obligations of any Award made under the 2004 Non-Employee Compensation Plan.

What Changes Can the Board Make to the 2004 Non-Employee Compensation Plan?

The Board may from time to time alter, amend, suspend or discontinue the 2004 Non-Employee Compensation Plan. However, no such action of the Board may alter the provisions of the 2004 Non-Employee Compensation Plan so as to alter any outstanding Awards to the detriment of the Awardee or participant without such participant's or Awardees consent, and no amendment to the 2004 Non-Employee Compensation Plan may be made without stockholder approval if such amendment would materially increase the benefits to the Awardees or the participants in the 2004 Non-Employee Compensation Plan, materially increase the number of shares issuable under the 2004 Non-Employee Compensation Plan, extend the terms of the 2004 Non-Employee Compensation Plan or the period during which Awards may be granted or exercised or materially modify requirements as to eligibility to participate in the 2004 Non-Employee Compensation Plan.

What Are the Important Provisions of the Plan With Respect to Each Type of Award?

Grant. The Board of Directors may, at its discretion, award shares of common stock to a recipient (the "Stock Awards"). The Stock Awards will be issued pursuant to an agreement between the Company and the Awardee. Each recipient of a Stock Award will be a stockholder and have all the rights of a stockholder with respect to such shares, including the right to vote and receive all dividends or other distributions made or paid with respect to such shares.

If the recipient of an Award ceases to be a consultant, professional or service provider for any reason, then the Award may be subject to forfeiture, as provided in the particular agreement, unless such forfeiture is waived by the Board of Directors when it, in its discretion, determines that such waiver is in our best interests.

In the event of a participant's retirement, permanent disability or death, or in cases of special circumstances, the Board of Directors may waive any or all of the remaining restrictions and limitations imposed under the 2004 Non-Employee Compensation Plan with respect to any Awards.

Restrictions on Transferability. These Shares of stock may not be sold, exchanged, transferred, pledged, hypothecated, or otherwise disposed of until such time as any stated restrictions lapse. The Board of Directors, in its absolute discretion, may impose such restrictions on the transferability of the Awards granted in this 2004 Non-Employee Compensation Plan as it deems appropriate. Any such restrictions shall be set forth in the Agreement with respect to such Awards and may be referred to on the certificates evidencing shares issued pursuant to any such Award. Shares of restricted stock will be evidenced by a certificate that bears a restrictive legend.

What are the U.S. Federal Income Tax Consequences of the 2004 Non-Employee Compensation Plan?

The following discussion is a summary of the U.S. Federal income tax consequences to recipients of Awards and to us with respect to Awards granted under the 2004 Non-Employee Compensation Plan. The 2004 Non-Employee Compensation Plan is not qualified under Section 401(a) of the Code.

Stock awarded to an Awardee may be subject to any number of restrictions (including deferred vesting, limitations on transfer, and forfeit ability) imposed by the Board of Directors. In general, the receipt of stock with restrictions will not result in the recognition of income by an Awardee until such time as the shares are either not forfeitable or are freely transferable. Upon the lapse of such restrictions, the Awardee will be required to include as ordinary income the difference between the amounts paid for the stock, if any, and the fair market value of such stock on the date the restrictions lapse and we will be entitled to a corresponding deduction. In addition, any dividends paid with respect to the stock prior to the lapse of the restrictions will be treated as compensation income by the Awardee and will be deductible by us. Awardees receiving Stock Awards may elect to include the value of such stock (less any amounts paid for such stock) as ordinary income at the time the Award is made. Awardees making this election would treat any gain or loss realized on a sale of the stock as capital gain or loss, but would not be entitled to any loss deduction if they forfeited the stock pursuant to the restrictions imposed by the Board of Directors.

In view of the complexity of the tax aspects of transactions involving the grant and exercise Awards, and because the impact of taxes will vary depending on individual circumstances, each Awardee receiving an Award under the 2004 Non-Employee Compensation Plan should consult their own tax advisor to determine the tax consequences in such Awardee's particular circumstances.

Registration with the Securities and Exchange Commission

We intend to file a Post-Effective Registration Statement on Form S-8 covering the increase in shares of common stock issuable pursuant to the 2004 Non-Employee Compensation Plan if such increase is approved by the Company’s stockholders.

RECOMMENDATION OF THE BOARD FOR PROPOSAL NO. 5:

THE BOARD RECOMMENDS A VOTE FOR APPROVAL OF AN INCREASE OF THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK ISSUABLE PURSUANT
THE 2004 NON-EMPLOYEE COMPENSATION PLAN.

ITEM 6

RATIFICATION OF THE
APPOINTMENT OF INDEPENDENT AUDITORS

Eisner LLP, independent auditors, audited the financial statements of eMagin Corporation for the 2005 fiscal year. Representatives of Eisner LLP are expected to attend the Annual Meeting of stockholders and will have the opportunity to make a statement if they desire to do so and are expected to be available to answer appropriate questions. The Audit Committee and the Board of Directors have selected Eisner LLP as the independent auditors of the Company for the fiscal year ending December 31, 2006.

In connection with the standards for independence of the Company’s independent auditors promulgated by the Securities and Exchange Commission, the Audit Committee has considered whether the provision of such services is compatible with maintaining the independence of Eisner LLP and has determined that such services are compatible with the continued independence of Eisner LLP.

The appointment of the Company's independent auditors requires the receipt of the affirmative vote of a majority of the shares of the Company's common stock present in person or by proxy and voting at the Annual Meeting. For purposes of determining the number of shares voting, only votes cast "for" or "against" are included. Abstentions and broker non-votes are not included.

Audit Fees

For the years ended December 31, 2005 and 2004, the aggregate fees payable to Eisner LLP for professional services rendered for the audit of the annual financial statements, review of quarterly financial statements and services normally provided in connection with statutory and regulatory filings or engagements were approximately $151,000 and $136,000, respectively.

There were no other fees billed for services rendered to the Company by Eisner LLP, other than fees for audit and audit-related, for the years 2005 and 2004. Eisner LLP did not perform any services which directly or indirectly related to the operation of, or supervision of the operation of, our information systems or management of our local area network.

Required Vote

The appointment of the Company's independent auditors requires the receipt of the affirmative vote of a majority of the shares of the Company's common stock present in person or by proxy and voting at the Annual Meeting.

RECOMMENDATION OF THE BOARD FOR PROPOSAL NO. 6:

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF EISNER LLP AS THE INDEPENDENT AUDITORS OF THE COMPANY.

OTHER MATTERS

The Board of Directors knows of no other business which will be presented at the Annual Meeting. If any other matters properly come before the meeting, the persons named in the enclosed Proxy and will vote the shares represented thereby in accordance with their judgment on such matters.

ADDITIONAL INFORMATION

Annual Reports and Form 10-K.

Additional copies of eMagin's Annual Report and Form 10-K for the fiscal years ended December 31, 2005 may be obtained without charge by writing to the Secretary, eMagin Corporation, 10500 NE 8th St., Suite 1400, Bellevue, WA 98004. eMagin's Annual Report and Form 10-K can also be found on eMagin's website: www.eMagin.com.

Stockholders Proposals for the 2007 Annual Meeting.

Stockholders who wish to submit proposals pursuant to Rule 14a-8 of the 1934 Act for inclusion in the Proxy Statement for the Company's 2007 Annual Meeting of Stockholders must submit the same to the Secretary, at the Company's principal executive office at 10500 NE 8th St., Bellevue, WA 98004 no later than January 15, 2007.

Proxy Solicitation Costs.

The proxies being solicited hereby are being solicited by the Company. The Company will bear the entire cost of solicitation of proxies, including preparation, assembly, printing and mailing of this Proxy Statement, the Proxy card and any additional information furnished to stockholders. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding in their names shares of common stock beneficially owned by others to forward to such beneficial owners. We have retained Georgeson Shareholder Communications, Inc. 17 State Street, New York, New York 10004, to aid in the solicitation. For these services, we will pay Georgeson a fee of $* and reimburse it for certain out-of-pocket disbursements and expenses. Officers and regular employees of the Company may, but without compensation other than their regular compensation, solicit proxies by further mailing or personal conversations, or by telephone, telex, facsimile or electronic means. We will, upon request, reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation material to the beneficial owners of stock.

By Order of the Board of Directors,

/s/ SUSAN K. JONES
Susan K. Jones
Executive Vice President and Secretary

APPENDIX A
AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
OF
EMAGIN CORPORATION

a Delaware Corporation

(Incorporated under the name
FED Corporation on November 30, 1993)

EMAGIN CORPORATION, a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the "DGCL"), incorporated under the name "FED Corporation" on November 30, 1993, DOES HEREBY CERTIFY THAT:

 FIRST: The Board of Directors of the Corporation, by unanimous written consent pursuant to section 141(f) of the DGCL, duly adopted resolutions proposing and approving the Amended and Restated Certificate of Incorporation of the Corporation, declaring its advisability and directing that such Amended and Restated Certificate of Incorporation be submitted to the stockholders of the Corporation to consider and adopt the same.

SECOND: Pursuant to Section 228 of the DGCL, the adoption of the Amended and Restated Certificate of Incorporation was consented to in writing by a majority of the holders of the voting power of all shares of capital stock of the Corporation entitled to vote thereon, and by a majority of the holders of each outstanding class of capital stock of the Corporation entitled to vote thereon.

THIRD: The Amended and Restated Certificate of Incorporation was duly adopted in accordance with the provisions of the DGCL.

FOURTH: Pursuant to Sections 245(b) and 242 of the DGCL, the Certificate of Incorporation, as amended, of eMagin Corporation, a Delaware corporation (the "Corporation"), is hereby restated and amended to read in its entirety as follows:

AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION

ONE: Name. The name of the Corporation is "eMagin Corporation".

TWO: Registered Agent. The registered office of the Corporation in the State of Delaware is located at 1209 Orange Street in the City of Wilmington and the County of Newcastle. The name of the registered agent of the Corporation in the State of Delaware at such address is the Corporation Trust Company.

THREE: Purpose. The purpose of the Corporation is to engage, directly or indirectly, in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware as from time to time in effect.

FOUR: Capital Stock. The total authorized capital stock of the Corporation shall be 210,000,000 shares consisting of 200,000,000 shares of Common Stock, par value $0.001 per share and 10,000,000 shares of Series Preferred Stock, par value $0.001 per share. Upon the filing and effectiveness (the "Effective Time") of this Amended and Restated Certificate of Incorporation with the Delaware Secretary of State, every ten outstanding shares of Common Stock shall without further action by this Corporation or the holder thereof be combined into and automatically become one share of Common Stock. The number of authorized shares of Common Stock of the Corporation and the par value of the Common Stock shall remain as set forth in this Certificate of Incorporation, as amended. No fractional share shall be issued in connection with the foregoing combination. All fractional shares shall be rounded up to the next whole number of shares. The capital of the Corporation will not be reduced under or by reason of any amendment herein certified.

The preferences, relative, participating, optional or other special rights, qualifications, limitations, restrictions, voting powers and privileges of each class of the Corporation's capital stock shall be as follows:

A. Series Preferred Stock.

The Series Preferred Stock may be issued in one or more series as shall from time to time be created and authorized to be issued by the Board of Directors as hereinafter provided.

(a) The Board of Directors is hereby expressly authorized, by resolution or resolutions from time to time adopted providing for the issuance of any series of the Series Preferred Stock, to the extent not fixed by the provisions hereinafter set forth or otherwise provided by law, to determine that any series of the Series Preferred Stock shall be without voting powers and to fix and state the voting powers, full or limited, if any, the designations, powers, preferences and relative, participating, optional and other special rights, if any, of the shares of each series of the Series Preferred Stock, and the qualifications, limitations and restrictions thereof, including (but without limiting the generality of the foregoing) any of the following:

(1) the number of shares to constitute such series and the distinctive name and serial designation thereof;

(2) the annual dividend rate or rates and the date on which the first dividend on shares of such series shall be payable and all subsequent dividend payment dates;

(3) whether dividends are to be cumulative or non-cumulative, the participating or other special rights, if any, with respect to the payment of dividends and the date from which dividends on all shares of such series issued prior to the record date for the first dividend shall be cumulative; provided that, such dividends shall be cumulative only if and to the extent set forth in a certificate filed pursuant to law;

(4) whether any series shall be subject to redemption and, if so, the manner of redemption and the redemption price or prices for such series, which may consist of a redemption price or scale of redemption prices applicable only to redemption for a sinking fund (which terms as used in this clause shall include any fund or provisions for the periodic purchase or retirement of shares), and a different redemption price or scale of redemption prices applicable to any other redemption;

(5) whether or not the shares of such series shall be subject to the operation of a purchase, retirement or sinking fund, and, if so, whether such purchase, retirement or sinking fund shall be cumulative or non-cumulative, the extent to and the manner in which such fund shall be applied to the purchase or redemption of the shares of such series for retirement or for other corporate purposes and the terms and provisions relative to the operation thereof;

(6) the terms, if any, upon which shares of such series shall be convertible into, or exchangeable for, or shall have rights to purchase or other privileges to acquire shares of stock of any other class or of any other series of the same or any other class, including the price or prices or the rate or rates of conversion, exchange, purchase or acquisition and the terms of adjustment, if any;

(7) the limitations and restrictions, if any, to be effective while any shares of such series are outstanding upon the payment of dividends or making of other distributions on, and upon the purchase, redemption, or other acquisition of, the Common Stock or any other series or class of stock of the Corporation ranking junior to the shares of such series, either as to dividends or upon liquidation; and

(8) the conditions or restrictions, if any, upon the creation of indebtedness of the Corporation or upon the issue of any additional stock of any class (including additional shares of such series or of any other series of the Series Preferred Stock) ranking on a parity with or prior to the shares of such series either as to dividends or upon liquidation.

(b) Each share of each series of the Series Preferred Stock shall have the same relative rights and be identical in all respects with all the other shares of the same series, except that shares of any one series issued at different times may differ as to the dates, if any, from which dividends thereon shall be cumulative. Except as otherwise provided by law or specified in this
Article FOUR any series of the Series Preferred Stock may differ from any other series with respect to any one or more of the voting powers, designations, powers, preferences and relative, participating, optional and other special rights, if any, and the qualifications, limitations and restrictions thereof.

(c) Before any dividends on any class of stock of the Corporation ranking junior to the Series Preferred Stock (other than dividends payable in shares of any class of stock of the Corporation ranking junior to the Series Preferred Stock) shall be declared or paid or set apart for payment, the holders of shares of each series of the Series Preferred Stock shall be entitled to such cash dividends, but only when and as declared by the Board of Directors out of funds legally available therefor, as they may be entitled to in accordance with the resolution or resolutions adopted by the Board of Directors providing for the issuance of such series, payable on such dates as may be fixed in such resolution or resolutions.

(d) In the event of any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, before any payment or distribution of the assets of the Corporation shall be made to or set apart for the holders of shares of any class of stock of the Corporation ranking junior to the Series Preferred Stock, the holders of the shares of each series of the Series Preferred Stock shall be entitled to receive payment of the amount per share fixed in the resolution or resolutions adopted by the Board of Directors providing for the issuance of the shares of such series, plus an amount equal to all dividends accrued thereon to the date of final distribution to such holders. If, upon any liquidation, dissolution or winding up of the Corporation, the assets of the Corporation, or proceeds thereof, distributable among the holders of the shares of the Series Preferred Stock shall be insufficient to pay in full the preferential amount aforesaid, then such assets, or the proceeds thereof, shall be distributed among such holders ratably in accordance with the respective amounts which would be payable on such shares if all amounts payable thereon were paid in full. For the purposes of this paragraph (d), the sale, conveyance, exchange or transfer (for cash, shares of stock, securities or other consideration) of all or substantially all of the property or assets of the Corporation or a consolidation or merger of the Corporation with one or more corporations shall not be deemed to be a dissolution, liquidation or winding up, voluntary or involuntary.

(e) The term "junior stock", as used in relation to the Series Preferred Stock, shall mean the Common Stock and any other class of stock of the Corporation hereafter authorized which by its terms shall rank junior to the Series Preferred Stock as to dividends and as to the distribution of assets on liquidation.

(f) Before the Corporation shall issue any shares of the Series Preferred Stock of any series authorized as hereinbefore provided, a certificate setting forth a copy of the resolution or resolutions with respect to such series adopted by the Board of Directors of the Corporation pursuant to the foregoing authority vested in said Board of Directors shall be made, filed and recorded in accordance with the then applicable requirements, if any, of the laws of the State of Delaware, or, if no certificate is then so required, such certificate shall be signed and acknowledged on behalf of the Corporation by its President or a Vice-President and attested by its Secretary or an Assistant Secretary and such certificate shall be filed and kept on file at the registered office of the Corporation in the State of Delaware and in such other place or places as the Board of Directors shall designate.

(g) Shares of any series of the Series Preferred Stock which shall be issued and thereafter acquired by the Corporation through purchase, redemption, conversion or otherwise, shall return to the status of authorized but unissued shares of the Series Preferred Stock of the same series unless otherwise provided in the resolution or resolutions of the Board of Directors. Unless otherwise provided in the resolution or resolutions of the Board of Directors providing for the issuance thereof, the number of authorized shares of stock of any such series may be increased or decreased (but not below the number of shares thereof then outstanding nor in such manner as to exceed the number of shares authorized in Section Four) by resolution or resolutions of the Board of Directors and the filing of a certificate complying with the requirements referred to in subparagraph (f) above. In case the number of shares of any such series of the Series Preferred Stock shall be decreased, the shares representing such decrease shall, unless otherwise provided in the resolution or resolutions of the Board of Directors providing for the issuance thereof, resume the status of authorized but unissued shares of the Series Preferred Stock, undesignated as to series.

B. Common Stock.

Subject to the requirements of law, this Amended and Restated Certificate of Incorporation, as amended from time to time, and the resolution or resolutions of the Board of Directors creating or modifying any series of the Series Preferred Stock, the holders of Common Stock shall (i) in the event of any liquidation, dissolution or other winding up of the Corporation, whether voluntary or involuntary, and after all holders of the Series Preferred Stock shall have been paid in full the amounts to which they respectively shall be entitled, be entitled to receive all the remaining assets of the Corporation of whatever kind, such assets to be distributed pro rata to the holders of the Common Stock; and (ii) after payment in full of all dividends to which holders of the Series Preferred Stock shall be entitled, be entitled to receive such dividends as and when the same may be declared from time to time by the Board of Directors of the Corporation out of funds legally available therefor.

Except as otherwise required by law and the provisions of this Amended and Restated Certificate of Incorporation and except as provided by the resolution or resolutions of the Board of Directors creating or amending any series of the Series Preferred Stock, the holders of the Common Stock of the Corporation possess full voting power for the election of Directors and for all other purposes, and each holder thereof shall be entitled to one vote for each share held by such holder.

 FIVE: Term. The Corporation is to have perpetual existence.

 SIX: Board of Directors.

(a) All corporate powers shall be exercised by or under the authority of, and the business and affairs of the Corporation shall be managed under the direction of, a Board of Directors consisting of not less than three (3) nor more than ten (10) persons. The exact number of Directors within the minimum and maximum limitations specified in the preceding sentence shall be fixed from time to time by the Board of Directors pursuant to a resolution adopted by a majority of the entire Board of Directors.

(b) Classified Board. The Board of Directors shall be divided into three classes, each such class as nearly equal in number as the then-authorized number of Directors constituting the Board of Directors permits, with the term of office of one class expiring each year. Following approval of this Amended and Restated Certificate of Incorporation, the stockholders shall elect the one class of Directors for a term expiring at the annual meeting of stockholders to be held in 2002, another class of Directors for a term expiring at the annual meeting of stockholders to be held in 2003, and another class of Directors for a term expiring at the annual meeting of stockholders to be held in 2004. Thereafter, each Director shall serve for a term ending at the third annual meeting of stockholders of the Corporation following the annual meeting at which such Director was elected. Members of each class shall hold office until their successors are elected and qualified. At each succeeding annual meeting of the stockholders of the Corporation, the successors of the class of Directors whose term expires at that meeting shall be elected by a plurality vote of all votes cast at such meeting to hold office for a term expiring at the annual meeting of stockholders held in the third year following the year of their election.

(c) Vacancies. Subject to the rights of the holders of any Series Preferred Stock then outstanding, newly created directorships resulting from any increase in the authorized number of Directors or any vacancies in the Board of Directors resulting from death, resignation, retirement, disqualification, removal from office or other cause shall be filled by a majority vote of the Directors then in office, and Directors so chosen shall hold office for a term expiring at the annual meeting of stockholders at which the term of the class to which they have been elected expires. No decrease in the number of Directors constituting the Board of Directors or amendment to this Certificate of Incorporation shall shorten the term of any incumbent Director.

 (d) Removal. Subject to the rights of the holders of any Series Preferred Stock then outstanding, any Director, or the entire Board of Directors, may be removed from office at any time, but only for cause and only by the affirmative vote of the holders of at least 662/3% of the voting power of all of the shares of the Corporation entitled to vote for the election of Directors.

SEVEN: Director Nomination Procedure; Annual Meeting Business.

(a) Director Nomination Procedure. Nominations for the election of Directors may be made by the affirmative vote of a majority of the Board of Directors or a duly authorized committee thereof or by any holder of record of shares of capital stock of the Corporation entitled to vote generally for the election of Directors; provided that any stockholder may nominate one or more persons for election as Directors at a meeting only if written notice of such stockholder's intention to make such nomination or nominations has been given, either by personal delivery or by United States mail, postage prepaid, to the Secretary of the Corporation not later than (i) with respect to an election to be held at an annual meeting of stockholders, not less than ninety (90) days in advance of such annual meeting if such annual meeting is to be held on or after the one-year anniversary of the previous year's annual meeting, or for any other annual meeting, on or before the later of (x) the close of business on the fifteenth day following the date on which notice of the meeting is first given to stockholders and (y) the date which is ninety (90) days before the date of such annual meeting, and (ii) with respect to an election to be held at a special meeting of stockholders for the election of Directors, the close of business on the seventh day following the date on which notice of the meeting is first given to stockholders. For the purposes of this paragraph (a) of this Article SIX, the date notice of a meeting is deemed to have been first given shall include, but not be limited to, the date on which disclosure of the date of the meeting is first made in a press release reported by the Dow Jones News Service, Associated Press or comparable national news service, or in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) (or the rules and regulations thereunder) of the Securities Exchange Act of 1934, as amended. Each such notice to the Secretary shall set forth the following information: (i) the name and address of record of the stockholder who intends to make the nomination, (ii) a representation that the stockholder is a holder of record of stock of the Corporation entitled to vote generally for the election of Directors at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice, (iii) the name, age, business and residential addresses and principal occupation or employment of each nominee, (iv) a description of all arrangements or understandings between the stockholder and each proposed nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the stockholder, (v) such other information regarding each proposed nominee as would be required to be included in a proxy statement filed pursuant to the rules and regulations of the Securities and Exchange Commission and (vi) the written consent of each proposed nominee to serve as a Director of the Corporation if so elected. The Corporation may require the proposed nominee to furnish such other information as may reasonably be required by the Corporation to determine the eligibility of such proposed nominee to serve as a Director of the Corporation. The presiding officer of the meeting may, if the facts warrant, determine that a nomination was not made in accordance with the foregoing procedure, and if such officer should so determine, such officer shall so declare to the meeting and the defective nomination shall be disregarded.

(b) Annual Meeting Business. At an annual meeting of the stockholders, only such business shall be conducted as shall have been properly brought before the meeting. To be properly brought before an annual meeting, business must be (i) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors, (ii) otherwise properly brought before the meeting by or at the direction of the Board of Directors or (iii) otherwise properly brought before the meeting by a stockholder. For business to be properly brought before an annual meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the Secretary of the Corporation. To be timely, a stockholder's notice must be received at the principal executive offices of the Corporation (i) not less than ninety (90) days in advance of a meeting if such meeting is to be held on or after the one-year anniversary of the previous year's annual meeting, and (ii) with respect to any other annual meeting of stockholders, the later of (x) the close of business on the fifteenth day following the date on which notice of the meeting is first given to stockholders and (y) the date which is ninety (90) days before the date of such annual meeting.

        For the purposes of this paragraph (b) of this Article SEVEN, the date of public disclosure of a meeting shall include, but not be limited to, the date on which disclosure of the date of the meeting is first made in a press release reported by the Dow Jones News Service, Associated Press or comparable national news service, or in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) (or the rules and regulations thereunder) of the Securities Exchange Act of 1934, as amended. A stockholder's notice to the Secretary of the Corporation shall set forth as to each matter the stockholder proposes to bring before the annual meeting (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (ii) the name, age and business and residential addresses, as they appear on the Corporation's records, of the stockholder proposing such business, (iii) the class and number of shares of the Corporation which are beneficially owned by the stockholder and (iv) any material interest of the stockholder in such business. Notwithstanding anything in the Bylaws of the Corporation to the contrary, no business shall be conducted at an annual meeting except in accordance with the procedures set forth herein. The Chairman of the annual meeting shall, if the facts warrant, determine and declare to the meeting that business was not properly brought before the meeting and in accordance with the provisions hereof, and if the Chairman should so determine, the Chairman shall so declare to the meeting and any such business not properly brought before the meeting shall not be transacted.

 EIGHT: By-laws. In furtherance and not in limitation of the powers conferred by statute, and except as otherwise provided herein or in the By-laws of the Corporation, the Board of Directors is expressly authorized to make, alter or repeal the By-laws of the Corporation by a 66 2/3% vote of Directors.

NINE: Meetings. Special meetings of stockholders, for any purpose or purposes, unless otherwise prescribed by statute, may be called by the Chairman of the Board or by the Board of Directors pursuant to a resolution adopted by a majority of the total number of Directors which the Corporation would have if there were no vacancies, and such special meeting may not be called by any other person or persons.

 TEN: Limitation on Actions by Consent. No action required to be taken or which may be taken at any annual or special meeting of stockholders of the Corporation may be taken by written consent without a meeting, except that any such action may be taken without prior notice and without a vote, if a consent in writing, setting forth that action so taken shall be signed by all the stockholders of the Corporation entitled to vote thereon.

 ELEVEN: Indemnification. The Directors of the Corporation shall be protected from personal liability, through indemnification or otherwise, to the fullest extent permitted under the General Corporation Law of the State of Delaware as from time to time in effect.

(a) A Director of the Corporation shall under no circumstances have any personal liability to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a Director except for those breaches and acts or omissions with respect to which the General Corporation Law of the State of Delaware, as from time to time amended, expressly provides that this provision shall not eliminate or limit such personal liability of Directors. Neither the modification or repeal of this paragraph (a) of Article ELEVEN nor any amendment to said General Corporation Law that does not have retroactive application shall limit the right of Directors hereunder to exculpation from personal liability for any act or omission occurring prior to such amendment, modification or repeal.

(b) The Corporation shall indemnify each Director and Officer of the Corporation to the fullest extent permitted by applicable law, except as may be otherwise provided in the Corporation's By-laws, and in furtherance hereof the Board of Directors is expressly authorized to amend the Corporation's By-laws from time to time to give full effect hereto, notwithstanding possible self interest of the Directors in the action being taken. Neither the modification or repeal of this paragraph (b) of Article ELEVEN nor any amendment to the General Corporation Law of the State of Delaware that does not have retroactive application shall limit the right of Directors and Officers to indemnification hereunder with respect to any act or omission occurring prior to such modification, amendment or repeal.

 TWELVE: Amendments. The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Amended and Restated Certificate of Incorporation in the manner now or hereafter prescribed by statute, and all rights conferred upon stockholders herein are granted subject to this reservation. Notwithstanding anything to the contrary set forth herein, Articles SIX, SEVEN, EIGHT, NINE, TEN and this Article TWELVE may not be amended without the affirmative vote of shareholders holdings shares representing 66 2/3% of the votes entitled to be cast in respect thereof.

IN WITNESS WHEREOF, the Corporation has caused this Amended and Restated Certificate to be duly executed this [__] day of [_______], 2006.

_____________________________ By:
Title:

APPENDIX B

 EMAGIN CORPORATION
AMENDED AND RESTATED
2004 NON-EMPLOYEE COMPENSATION PLAN

This eMagin Corporation 2004 AMENDED AND RESTATED NON-EMPLOYEE COMPENSATION PLAN (the "Plan") is designed to retain outside consultants, professionals and service providers and reward them for making major contributions to the success of the Company. These objectives are accomplished by making long-term incentive awards under the Plan thereby providing Participants with a proprietary interest in the growth and performance of the Company.

1.	Definitions.

(a)	"Board" - The Board of Directors of the Company.

(b)	"Code" - The Internal Revenue Code of 1986, as amended from time to time.

(c)
"Committee" - The Compensation Committee of the Company's Board, or such other committee of the Board that is designated by the Board to administer the Plan, composed of not less than two members of the Board all of whom are disinterested persons, as contemplated by Rule 16b-3 ("Rule 16b-3") promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act").

(d)	"Company" - eMagin Corporation and its subsidiaries including subsidiaries of subsidiaries.

(e)	"Exchange Act" - The Securities Exchange Act of 1934, as amended from time to time.

(f)	"Fair Market Value" - The fair market value of the Company's issued and outstanding Stock as determined in good faith by the Board or Committee.

(g)	"Grant" - The grant of any stock award to a Participant pursuant to such terms, conditions and limitations as the Committee may establish in order to fulfill the objectives of the Plan.

(h)	"Grant Agreement" - An agreement between the Company and a Participant that sets forth the terms, conditions and limitations applicable to a Grant.

(i)	"Participant" - An outside consultants, professional and service provider of the Company to whom an Award has been made under the Plan.

(j)	"Securities Act" - The Securities Act of 1933, as amended from time to time.

(k)	"Stock" - Authorized and issued or unissued shares of common stock of the Company.

(l)	"Stock Award" - A Grant made under the Plan in stock or denominated in units of stock for which the Participant is not obligated to pay additional consideration.

2.	Administration.
The Plan shall be administered by the Board, provided however, that the Board may delegate such administration to the Committee. Subject to the provisions of the Plan, the Board and/or the Committee shall have authority to (a) grant, in its discretion, Stock Awards; (b) determine in good faith the fair market value of the Stock covered by any Grant; (c) determine which eligible persons shall receive Grants and the number of shares, restrictions, terms and conditions to be included in such Grants; (d) construe and interpret the Plan; (e) promulgate, amend and rescind rules and regulations relating to its administration, and correct defects, omissions and inconsistencies in the Plan or any Grant; (f) consistent with the Plan and with the consent of the Participant, as appropriate, amend any outstanding Grant; (g) determine the duration and purpose of leaves of absence which may be granted to Participants without constituting termination of their engagement for the purpose of the Plan or any Grant; and (h) make all other determinations necessary or advisable for the Plan's administration. The interpretation and construction by the Board of any provisions of the Plan or selection of Participants shall be conclusive and final. No member of the Board or the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Grant made thereunder.

3.
Eligibility.
The persons who shall be eligible to receive Grants shall be outside consultants, professionals and service providers who provide services to the Company in connection with, among other things, the Company’s obligations as a publicly-held reporting company. The term consultant shall mean any person, other than an employee, who is engaged by the Company to render services and is compensated for such services.

4.	Stock.
Authorized Stock: Stock subject to Grants may be either unissued or reacquired Stock.

(a)
Number of Shares: Subject to adjustment as provided in Section 5(i) of the Plan, the total number of shares of Stock which may be purchased or granted directly by Stock Awards granted under the Plan shall not exceed Nine Million Five Hundred Thousand (9,500,000) shares. If any Grant shall for any reason terminate or expire, any shares allocated thereto but remaining unvested shall again be available for Grants with respect thereto under the Plan as though no Grant had previously occurred with respect to such shares. Any shares of Stock issued pursuant to a Grant and repurchased pursuant to the terms thereof shall be available for future Grants as though not previously covered by a Grant.

(b)
Reservation of Shares: The Company shall reserve and keep available at all times during the term of the Plan such number of shares as shall be sufficient to satisfy the requirements of the Plan. If, after reasonable efforts, which efforts shall not include the registration of the Plan or Grants under the Securities Act, the Company is unable to obtain authority from any applicable regulatory body, which authorization is deemed necessary by legal counsel for the Company for the lawful issuance of shares hereunder, the Company shall be relieved of any liability with respect to its failure to issue and sell the shares for which such requisite authority was so deemed necessary unless and until such authority is obtained.

5.	Stock Awards.
All or part of any Stock Award under the Plan may be subject to conditions established by the Board or the Committee, and set forth in a Stock Award Agreement, which may include, but are not limited to, continuous service with the Company, achievement of specific business objectives, increases in specified indices, attaining growth rates and other comparable measurements of Company performance. Such Awards may be based on Fair Market Value or other specified valuation. All Stock Awards will be made pursuant to the execution of a Stock Award Agreement.

(a)
Conditions and Restrictions. Shares of Stock which Participants may receive as a Stock Award under a Stock Award Agreement may include such restrictions as the Board or Committee, as applicable, shall determine, including restrictions on transfer, repurchase rights, right of first refusal, and forfeiture provisions. When transfer of Stock is so restricted or subject to forfeiture provisions it is referred to as "Restricted Stock." Further, with Board or Committee approval, Stock Awards may be deferred, either in the form of installments or a future lump sum distribution. The Board or Committee may permit selected Participants to elect to defer distributions of Stock Awards in accordance with procedures established by the Board or Committee to assure that such deferrals comply with applicable requirements of the Code including, at the choice of Participants, the capability to make further deferrals for distribution after retirement. Any deferred distribution, whether elected by the Participant or specified by the Stock Award Agreement or by the Board or Committee, may require the payment be forfeited in accordance with the provisions of Section 5(c). Dividends or dividend equivalent rights may be extended to and made part of any Stock Award, subject to such terms, conditions and restrictions as the Board or Committee may establish.

(b)
Cancellation and Rescission of Grants. Unless the Stock Award Agreement specifies otherwise, the Board or Committee, as applicable, may cancel any unvested or deferred Grants at any time if the Participant is not in compliance with all other applicable provisions of the Stock Award Agreement, the Plan and with the following conditions:

(i)
A Participant shall not render services for any organization or engage directly or indirectly in any business which, in the judgment of the chief executive officer of the Company or other senior officer designated by the Board or Committee, is or becomes competitive with the Company, or which organization or business, or the rendering of services to such organization or business, is or becomes otherwise prejudicial to or in conflict with the interests of the Company. For Participants whose engagement has terminated, the judgment of the chief executive officer shall be based on the Participant's position and responsibilities while employed by the Company, the Participant's post-engagement responsibilities and position with the other organization or business, the extent of past, current and potential competition or conflict between the Company and the other organization or business, the effect on the Company's customers, suppliers and competitors and such other considerations as are deemed relevant given the applicable facts and circumstances. A Participant who has retired shall be free, however, to purchase as an investment or otherwise, stock or other securities of such organization or business so long as they are listed upon a recognized securities exchange or traded over-the-counter, and such investment does not represent a substantial investment to the Participant or a greater than five percent (5%) equity interest in the organization or business.

(ii)
A Participant shall not, without prior written authorization from the Company, disclose to anyone outside the Company, or use in other than the Company's business, any confidential information or material relating to the business of the Company, acquired by the Participant either during or after engagement with the Company.

(iii)
A Participant shall disclose promptly and assign to the Company all right, title and interest in any invention or idea, patentable or not, made or conceived by the Participant during engagement by the Company, relating in any manner to the actual or anticipated business, research or development work of the Company and shall do anything reasonably necessary to enable the Company to secure a patent where appropriate in the United States and in foreign countries

(iv)	Upon exercise, payment or delivery pursuant to a Grant, the Participant shall certify on a form acceptable to the Company that he or she is in compliance with the terms and conditions of the Plan.

(c)	Nonassignability.

(i)
Except pursuant to Section 5(e)(iii) and except as set forth in Section 5(d)(ii), no Grant or any other benefit under the Plan shall be assignable or transferable, or payable to, anyone other than the Participant to whom it was granted..

(ii)
Where a Participant terminates engagement and retains a Grant pursuant to Section 5(e)(ii) in order to assume a position with a governmental, charitable or educational institution, the Board or Committee, in its discretion and to the extent permitted by law, may authorize a third party (including but not limited to the trustee of a "blind" trust), acceptable to the applicable governmental or institutional authorities, the Participant and the Board or Committee, to act on behalf of the Participant with regard to such Awards.

(d)
Termination of Engagement. If the engagement or service to the Company of a Participant terminates, other than pursuant to any of the following provisions under this Section 5(e), all unvested or deferred Stock Awards shall be cancelled immediately, unless the Stock Award Agreement provides otherwise:

(i)
Retirement Under a Company Retirement Plan. When a Participant's engagement terminates as a result of retirement in accordance with the terms of a Company retirement plan, the Board or Committee may permit Stock Awards to continue in effect beyond the date of retirement in accordance with the applicable Grant Agreement and vesting of any such Grants may be accelerated.

(ii)
Rights in the Best Interests of the Company. When a Participant resigns from the Company and, in the judgment of the Board or Committee, the acceleration and/or continuation of outstanding Stock Awards would be in the best interests of the Company, the Board or Committee may (i) authorize, where appropriate, the acceleration and/or continuation of all or any part of Grants issued prior to such termination and (ii) permit the vesting of such Grants for such period as may be set forth in the applicable Grant Agreement, subject to earlier cancellation pursuant to Section 8 or at such time as the Board or Committee shall deem the continuation of all or any part of the Participant's Grants are not in the Company's best interest.

(iii)	Death or Disability of a Participant
(1)
In the event of a Participant's death, the Participant's estate or beneficiaries shall have a period up to the expiration date specified in the Grant Agreement within which to receive or exercise any outstanding Grant held by the Participant under such terms as may be specified in the applicable Grant Agreement. Rights to any such outstanding Grants shall pass by will or the laws of descent and distribution in the following order: (a) to beneficiaries so designated by the Participant; if none, then (b) to a legal representative of the Participant; if none, then (c) to the persons entitled thereto as determined by a court of competent jurisdiction. Grants so passing shall be made at such times and in such manner as if the Participant were living.

(2)
In the event a Participant is deemed by the Board or Committee to be unable to perform his or her usual duties by reason of mental disorder or medical condition which does not result from facts which would be grounds for termination for cause, Grants and rights to any such Grants may be paid to the Participant, if legally competent, or a committee or other legally designated guardian or representative if the Participant is legally incompetent by virtue of such disability.

(3)
After the death or disability of a Participant, the Board or Committee may in its sole discretion at any time (1) terminate restrictions in Grant Agreements; (2) accelerate any or all installments and rights; and (3) instruct the Company to pay the total of any accelerated payments in a lump sum to the Participant, the Participant's estate, beneficiaries or representative; notwithstanding that, in the absence of such termination of restrictions or acceleration of payments, any or all of the payments due under the Grant might ultimately have become payable to other beneficiaries.

(4)	In the event of uncertainty as to interpretation of or controversies concerning this Section 5, the determinations of the Board or Committee, as applicable, shall be binding and conclusive.

6.	Investment Intent.
All Grants under the Plan are intended to be exempt from registration under the Securities Act provided by Rule 701 thereunder. Unless and until the sale and issuance of Stock subject to the Plan are registered under the Securities Act or shall be exempt pursuant to the rules promulgated thereunder, each Grant under the Plan shall provide that the purchases or other acquisitions of Stock thereunder shall be for investment purposes and not with a view to, or for resale in connection with, any distribution thereof. Further, unless the issuance and sale of the Stock have been registered under the Securities Act, each Grant shall provide that no shares shall be purchased upon the exercise of the rights under such Grant unless and until (i) all then applicable requirements of state and federal laws and regulatory agencies shall have been fully complied with to the satisfaction of the Company and its counsel, and (ii) if requested to do so by the Company, the person exercising the rights under the Grant shall (i) give written assurances as to knowledge and experience of such person (or a representative employed by such person) in financial and business matters and the ability of such person (or representative) to evaluate the merits and risks of receiving the Stock as compensation, and (ii) execute and deliver to the Company a letter of investment intent and/or such other form related to applicable exemptions from registration, all in such form and substance as the Company may require. If shares are issued upon exercise of any rights under a Grant without registration under the Securities Act, subsequent registration of such shares shall relieve the purchaser thereof of any investment restrictions or representations made upon the exercise of such rights.

7.	Amendment, Modification, Suspension or Discontinuance of the Plan.
The Board may, insofar as permitted by law, from time to time, with respect to any shares at the time not subject to outstanding Grants, suspend or terminate the Plan or revise or amend it in any respect whatsoever, except that without the approval of the shareholders of the Company, no such revision or amendment shall (i) increase the number of shares subject to the Plan, (ii) decrease the price at which Grants may be granted, (iii) materially increase the benefits to Participants, or (iv) change the class of persons eligible to receive Grants under the Plan; provided, however, no such action shall alter or impair the rights and obligations under any Stock Award outstanding as of the date thereof without the written consent of the Participant thereunder. No Grant may be issued while the Plan is suspended or after it is terminated, but the rights and obligations under any Grant issued while the Plan is in effect shall not be impaired by suspension or termination of the Plan.

In the event of any change in the outstanding Stock by reason of a stock split, stock dividend, combination or reclassification of shares, recapitalization, merger, or similar event, the Board or the Committee may adjust proportionally (a) the number of shares of Stock (i) reserved under the Plan, (ii) covered by outstanding Stock Awards; (b) the Stock prices related to outstanding Grants; and (c) the appropriate Fair Market Value and other price determinations for such Grants. In the event of any other change affecting the Stock or any distribution (other than normal cash dividends) to holders of Stock, such adjustments as may be deemed equitable by the Board or the Committee, including adjustments to avoid fractional shares, shall be made to give proper effect to such event. In the event of a corporate merger, consolidation, acquisition of property or stock, separation, reorganization or liquidation, the Board or the Committee shall be authorized to issue or assume stock options, whether or not in a transaction to which Section 424(a) of the Code applies, and other Grants by means of substitution of new Grant Agreements for previously issued Grants or an assumption of previously issued Grants.

8.	Tax Withholding.
The Company shall have the right to deduct applicable taxes from any Grant payment and withhold, at the time of delivery or exercise of Stock Awards or vesting of shares under such Grants, an appropriate number of shares for payment of taxes required by law or to take such other action as may be necessary in the opinion of the Company to satisfy all obligations for withholding of such taxes. If Stock is used to satisfy tax withholding, such stock shall be valued based on the Fair Market Value when the tax withholding is required to be made.

9.	Availability of Information.
During the term of the Plan and any additional period during which a Grant granted pursuant to the Plan shall be payable, the Company shall make available, not later than one hundred and twenty (120) days following the close of each of its fiscal years, such financial and other information regarding the Company as is required by the bylaws of the Company and applicable law to be furnished in an annual report to the shareholders of the Company.

10.	Notice.
Any written notice to the Company required by any of the provisions of the Plan shall be addressed to the chief personnel officer or to the chief executive officer of the Company, and shall become effective when it is received by the office of the chief personnel officer or the chief executive officer.

11.	Indemnification of Board.
In addition to such other rights or indemnifications as they may have as directors or otherwise, and to the extent allowed by applicable law, the members of the Board and the Committee shall be indemnified by the Company against the reasonable expenses, including attorneys' fees, actually and necessarily incurred in connection with the defense of any claim, action, suit or proceeding, or in connection with any appeal thereof, to which they or any of them may be a party by reason of any action taken, or failure to act, under or in connection with the Plan or any Grant granted thereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such claim, action, suit or proceeding, except in any case in relation to matters as to which it shall be adjudged in such claim, action, suit or proceeding that such Board or Committee member is liable for negligence or misconduct in the performance of his or her duties; provided that within sixty (60) days after institution of any such action, suit or Board proceeding the member involved shall offer the Company, in writing, the opportunity, at its own expense, to handle and defend the same.

12.	Governing Law.
The Plan and all determinations made and actions taken pursuant hereto, to the extent not otherwise governed by the Code or the securities laws of the United States, shall be governed by the law of the State of Delaware and construed accordingly.

13.	Effective and Termination Dates.
The Plan shall become effective on the date it is approved by the holders of a majority of the shares of Stock then outstanding. The Plan shall terminate ten years later, subject to earlier termination by the Board pursuant to Section 7.

The foregoing 2004 AMENDED AND RESTATED NON-EMPLOYEE COMPENSATION PLAN (consisting of 7 pages, including this page) was duly adopted and approved by the Board of Directors on _________, 2006.

EMAGIN CORPORATION a Delaware corporation

By:	/s/ Gary Jones
Gary Jones
Its: Chief Executive Officer

PROXY CARD

EMAGIN CORPORATION

PROXY FOR ANNUAL MEETING TO BE HELD ON OCTOBER  20, 2006
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Gary W. Jones, as proxy, with the power to appoint his substitute, to represent and to vote all the shares of common stock of eMagin Corporation (the "Company"), which the undersigned would be entitled to vote, at the Company's Annual Meeting of Stockholders to be held on October 20, 2006 and at any adjournments thereof, subject to the directions indicated on the reverse side hereof.

In their discretion, the proxy is authorized to vote upon any other matter that may properly come before the meeting or any adjournments thereof.

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE, BUT IF NO CHOICES ARE INDICATED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES AND FOR THE PROPOSALS LISTED ON THE REVERSE SIDE.

IMPORTANT--This Proxy must be signed and dated on the reverse side.
___________________________________________________________________

THIS IS YOUR PROXY
YOUR VOTE IS IMPORTANT!

Dear Stockholder:

We cordially invite you to attend the Annual Meeting of Stockholders of eMagin Corporation to be tentatively held at the Hyatt Bellevue, 900 Bellevue Way N.E., Bellevue, Washington, 98004, on Wednesday, October 18, 2006, at 2:00 pm local time.

Please read the proxy statement which describes the proposals and presents other important information, and complete, sign and return your proxy promptly in the enclosed envelope.

TELEPHONE VOTING	INTERNET VOTING	VOTING BY MAIL
This method of voting is available for residents of the U.S. and Canada. On a touch tone telephone, call TOLL FREE 1-800-790-3272, 24 hours a day, 7 days a week. You will be asked to enter ONLY the CONTROL NUMBER shown below. Have you proxy card ready, then follow the prerecorded instructions. Your vote will be confirmed and cast as you directed. Available 24 hours a day, 7 days a week until 5:00 p.m. Eastern time on October *, 2006.

Visit the Internet voting website at http://proxy.georgeson.com. Enter the COMPANY NUMBER and CONTROL NUMBER shown below and follow the instructions on your screen. You will incur only your usual Internet charges. Available 24 hours a day, 7 days a week until 5:00 p.m. Eastern time on October *, 2006.
Simply mark, sign and date your proxy card and return it in the postage-paid envelope. If you are voting by telephone or the Internet, please do not mail your proxy card.

DO NOT RETURN YOUR PROXY CARD IF YOU ARE VOTING BY TELEPHONE OR INTERNET.
CALL **TOLL-FREE** 1-800-790-3272 ON A TOUCH-TONE TELEPHONE - ANYTIME.
There is no charge to you for this call.

COMPANY NUMBER	CONTROL NUMBER

TO VOTE BY MAIL, PLEASE DETACH PROXY CARD HERE

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1-6

1. Election of Directors Nominees:	FOR	WITHHOLD
Class B
Paul Cronson	[_]	[_]
Thomas Paulsen	[_]	[_]
Stephen Seay	[_]	[_]

(Except nominee(s) written above)

	FOR	AGAINST	ABSTAIN
2. Proposal to increase the maximum number of directors which may be appointed to the Company’s Board of Directors from 9 to 10 persons.	[_]	[_]	[_]

	FOR	AGAINST	ABSTAIN
3. Proposal to effectuate the one-for-ten reverse stock split	[_]	[_]	[_]

	FOR	AGAINST	ABSTAIN
4. Proposal to approve of the potential issuance of shares of our common stock at a price below fair market value.	[_]	[_]	[_]

	FOR	AGAINST	ABSTAIN
5. Proposal to increase the number of authorized shares of common stock issuable pursuant to the 2004 Non-Employee Stock Compensation Plan from 2,000,000 to 9,500,000 shares	[_]	[_]	[_]

	FOR	AGAINST	ABSTAIN
6. Proposal to ratify Eisner LLP as the Company’s independent auditors for fiscal year 2006	[_]	[_]	[_]

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Dated:________________, 2006

Signature _________________________________________________________________________________________________________________

Name (printed) _____________________________________________________________________________________________________________

Title _____________________________________________________________________________________________________________________

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